SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                |_|

      Pre-Effective Amendment No.                                      |_|
      Post-Effective Amendment No. 14                                  |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        |_|

         Amendment No. 15                                              |X|

          The James Advantage Funds - File Nos. 333-37277 and 811-8411
                  1349 Fairground Road, Beavercreek, Ohio 45385
                     (Address of Principal Executive Office)

        Registrant's Telephone Number, including Area Code: (937)426-7640
                  Barry R. James, P.O. Box 8, Alpha, Ohio 45301
                     (Name and Address of Agent for Service)

                                  With copy to:
                  Donald S. Mendelsohn, Esq., Thompson Hine LLP
              312 Walnut Street, 14th Floor, Cincinnati, Ohio 45202

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

      |_|   immediately upon filing pursuant to paragraph (b)
      |X|   on November 1, 2006 pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |_|   on _____________ pursuant to paragraph (a)(1)
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   on _____________ pursuant to paragraph (a)(2) of Rule 485

      If appropriate, check the following box:

      |_|   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 JAMES ADVANTAGE
                                      FUNDS


                                   Advised by
                         James Investment Research, Inc.


                                November 1, 2006

                                   Prospectus


                       JAMES BALANCED: GOLDEN RAINBOW FUND
                              JAMES SMALL CAP FUND
                               JAMES MID CAP FUND
                                JAMES EQUITY FUND
                            JAMES MARKET NEUTRAL FUND


These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      Prospectus
                                                                November 1, 2006

                       JAMES BALANCED: GOLDEN RAINBOW FUND
                              JAMES SMALL CAP FUND
                               JAMES MID CAP FUND
                                JAMES EQUITY FUND
                            JAMES MARKET NEUTRAL FUND
                                   P.O. Box 8
                                Alpha, Ohio 45301

               For Information, Shareholder Services and Requests:
                                 (800) 99 JAMES
                                 (800) 995-2637
                               info@jamesfunds.com
                               www.jamesfunds.com

      The James Advantage Funds currently offers five series of shares to investors: the James Balanced: Golden Rainbow Fund, the James Small Cap Fund, the James Mid Cap Fund, the James Equity Fund, and the James Market Neutral Fund. The investment adviser to each series of the Trust is James Investment Research, Inc. (the "Adviser").

      James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.

      James Small Cap Fund seeks to provide long-term capital appreciation.

      James Mid Cap Fund seeks to provide long-term capital appreciation.

      James Equity Fund seeks to provide long-term capital appreciation and outperform the S&P 500 Index.

      James Market Neutral Fund seeks to provide positive returns regardless of the direction of the stock markets.

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY............................................................1
EXPENSE INFORMATION...........................................................10
MANAGEMENT ...................................................................11
HOW TO PURCHASE SHARES........................................................13
SYSTEMATIC WITHDRAWAL, DIRECT DEPOSITS AND EXCHANGE PRIVILEGE.................17
HOW TO REDEEM SHARES..........................................................18
MARKET TIMING POLICY..........................................................20
DIVIDENDS AND DISTRIBUTIONS...................................................20
TAXES.........................................................................21
DISTRIBUTION PLANS............................................................22
CALCULATION OF SHARE PRICE....................................................23
FINANCIAL HIGHLIGHTS..........................................................23

RISK/RETURN SUMMARY

What are the Funds' Investment Objectives?

      James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.

      James Small Cap Fund seeks to provide long-term capital appreciation.

      James Mid Cap Fund seeks to provide long-term capital appreciation.

      James Equity Fund seeks to provide long-term capital appreciation and outperform the S&P 500 Index.

      James Market Neutral Fund seeks to provide positive returns regardless of the direction of the stock markets.

What are the Funds' Principal Investment Strategies?

      The Adviser does much of its own research using quantitative databases and statistical expertise. It uses a number of elements to help predict future stock and bond price movements. The Adviser uses a proprietary investment model to select stocks for the Funds that it believes are undervalued and more likely to appreciate. The Adviser focuses on value, neglect or stocks which are underrepresented by institutional investors, as well as on management commitment. The Adviser also assesses a number of fundamental factors such as earnings, earnings trend, price earnings multiples, return on assets, and balance sheet data as well as other proprietary calculations. The model evaluates over 8,000 companies of all capitalization ranges. For the Small Cap Fund and the Mid Cap Fund, the Adviser refines the model by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range.

      For temporary defensive purposes, under adverse market conditions, each Fund may hold all or a substantial portion of its assets in a combination of short-term U.S. Government or high quality money market instruments, repurchase agreements collateralized by such securities, money market funds or other cash equivalents. If a Fund acquires shares of another mutual fund, including a money market fund, you will be subject to additional management fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When and to the extent a Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective.

      Each Fund may lend securities to broker-dealers or institutional investors. A Fund will not lend portfolio securities unless the loan is secured by collateral in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. A Fund will not enter into securities lending arrangements unless the Fund has the ability to call loaned securities to vote proxies, or otherwise can obtain rights to vote or consent with respect to a material event affecting the loaned securities. A Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total assets (including collateral received from the loans).

      James Balanced: Golden Rainbow Fund invests primarily in common stocks and/or debt securities that the Adviser believes are undervalued. The Fund will normally hold both common stocks and debt securities, generally with 30%-75% invested in common stocks and 25% -70% invested in debt securities. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (3 to 5 years).

      The Adviser expects that the fixed income portion of the Fund's portfolio will consist primarily of U.S. government securities or high-grade corporate bonds. When the Adviser believes that interest rates will fall, it may extend maturities in anticipation of capital appreciation in the bonds. If the Adviser believes that interest rates may rise, it expects to seek capital preservation through the purchase of shorter-term bonds. The Fund may invest in debt securities of any maturity, consistent with the Fund's anticipated needs for liquidity. The Fund will limit its purchases of non-governmental debt securities to issues rated "A3" or better by Moody's Investors Service, Inc. ("Moody's") or A- or better by Standard & Poor's Ratings Group ("S&P"), to high quality money market instruments, or to unrated securities determined by the Adviser to be of equivalent quality.

      James Small Cap Fund invests primarily in common stocks of small capitalization companies, defined by the Adviser as those companies with market capitalizations of $1.5 billion or less at the time of purchase. The Adviser will usually sell a security when the market capitalization exceeds $2 billion, or when the company no longer meets the Adviser's investment criteria.. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in common stocks of small capitalization companies.

      While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors may be significantly overweighted or underweighted compared to the benchmark because the adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

      James Mid Cap Fund invests primarily in common stocks of mid capitalization companies, defined by the Adviser as those companies with market capitalizations of $1 billion to $8 billion at the time of purchase. The Adviser will usually sell a security when the market capitalization exceeds $8 billion, or when the company no longer meets the adviser's investment criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in common stocks of mid capitalization companies.

      While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors may be significantly overweighted or underweighted compared to the benchmark because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

      James Equity Fund normally will be fully invested (subject to liquidity needs) in common stocks the Adviser deems most likely to outperform the S&P 500 Index (the "S&P 500"). The Adviser will usually sell a security when the company no longer meets the Adviser's investment criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities without regard to the market capitalization of the stock. The Fund often buys stocks in the S&P 500 and will typically hold more than 25 stocks.

      Generally, stocks in the Fund are similar in market capitalization to those that can be found in the S&P 500. The Adviser does not intend to weight the Fund's portfolio by market capitalization or any other method. It would not be reasonable, therefore, to expect stock positions in the Fund to have the same weightings, or relative weightings, as they do in the S&P 500. The Fund is not an S&P 500 index fund.

      While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors may be significantly overweighted or underweighted compared to the benchmark because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

      James Market Neutral Fund seeks to limit market risk (the effects of general market movements on the Fund's performance) by using a market neutral strategy. The Fund invests in common stocks that the Adviser believes are undervalued and more likely to appreciate, and sells short common stocks that the Adviser believes are overvalued and more likely to depreciate. There is no assurance that the Adviser will be able to limit market risk for the Fund.

      The term "selling short" means the Fund sells a stock that it does not own, borrows the same stock from a broker or other institution to complete the sale, and buys the same stock at a later date to repay the lender. When selling stock short, if the stock is overvalued, and the price declines before the Fund buys the stock, the Fund makes a profit. If the price of the stock increases before the Fund buys the stock, the Fund loses money.

      The Adviser attempts to control the risk inherent in short selling through several processes. One way is to decrease the relative weighting of each stock sold short while increasing the number of shorted stocks, thus reducing the impact each stock has on overall performance without reducing the market neutrality of the Fund. The Adviser also employs various proprietary procedures to eliminate stocks which have risen in price above a loss threshold. The Adviser will attempt to diversify the Fund among industries and market sectors, but this is a secondary consideration.

      The Fund will hold short positions in stocks which, in the aggregate, will approximately equal the long positions in the Fund. Due to the continuous changes in the prices of the short positions and long positions, the market value of the short positions and long positions will not be equal and can become unequal to a significant degree. For example, if the Fund is successful, it is likely that the long positions will increase in value while the short positions decrease in value, thus reducing the market neutrality of the Fund. It is the intention of the Adviser to take action to rebalance the long and short positions to maintain a market neutral exposure when the imbalance reaches proprietary thresholds, pre-established by the Adviser. This can be done by adding or eliminating short or long positions depending on the rebalancing needs.

      When selling securities short, the Fund will be required to maintain a segregated account with its custodian of cash or high-grade liquid assets equal to the current market value of the securities sold short, less any collateral deposited with the Fund's broker (not including the proceeds from the short sales). It is the intention of the Adviser that the Fund not borrow money to provide this collateral. Therefore, the Fund will always maintain high levels of cash or liquid assets (e.g., short term U.S. Treasury securities, money market funds, repurchase agreements, certificates of deposit, high quality money market securities and long equity positions) for collateral needs.

What are the Principal Risks of Investing in the Funds?

      Investment Risks Common to all Funds

      Market Risk. The risk of losing money due to general market movements is called market risk. The return on and value of an investment in the Funds will fluctuate in response to stock market movements. Common stocks and other equity securities are subject to market risks, such as a rapid increase or decrease in a stock's value or liquidity, and the fluctuations due to a company's earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Funds.

      Stock Selection Risk. The risk that the Adviser will fail to correctly identify overvalued and undervalued stocks is called stock selection risk. The success of each Funds' strategy is dependent on the Adviser's ability to correctly identify undervalued and overvalued stocks. If the Adviser is not successful, the Funds may experience losses regardless of the overall performance of the stock markets.

      Securities Lending Risk. When a Fund engages in securities lending, it will be subject to the risk that the borrower may fail to return the loaned securities or that the borrower may fail to provide additional collateral.

      An investment in the Funds is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

      James Balanced: Golden Rainbow Fund

      Debt Security Risk. Investments in debt securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Debt securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

      Small Capitalization Risk. To the extent that the Fund invests in small capitalization stocks, the Fund will be subject to the risks discussed in the next section, "The James Small Cap Fund."

      James Small Cap Fund

      Small Capitalization Risk. The Fund will be subject to the risks associated with investing in small capitalization companies. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks have liquidity concerns. The Fund will not invest more than 15% of its net assets in illiquid securities.

      Sector Risk. Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund's assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.

      James Mid Cap Fund

      Mid Capitalization Risk. Many mid cap stocks are subject to the risks associated with investing in smaller capitalization companies. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

      Sector Risk. Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund's assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.

      James Equity Fund

      Non-Diversification Risk. As a non-diversified fund, the Fund may invest greater than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

      Sector Risk. Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund's assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.

      James Market Neutral Fund

      Strategy Risk. Although the Fund attempts to be market neutral, the success of the Fund's strategy is dependent on the Adviser's ability to correctly identify undervalued and overvalued stocks. If the Adviser is not successful, the Fund may experience losses regardless of the overall performance of the stock markets. In strong "bull" markets, when the prices of nearly all stocks are rising regardless of the underlying value of the companies, the Fund is expected to underperform the general markets because the Fund's short positions will likely lose money.

      Short Selling Risk. The Market Neutral Fund engages in short selling activities that are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are more risky than long positions (purchases) in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price of the shorted stock. Therefore, in theory, stocks sold short have unlimited risk. You should be aware of the intrinsic risk involved in the Fund and be cognizant that any strategy that includes selling stocks short can result in significant losses.

      Portfolio Turnover Risk. As the Adviser adjusts the composition of the portfolio to deal with the risk discussed above, the Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to higher current realization of capital gains and a potentially larger current tax liability. It should be noted that industry practice at this time is to calculate the turnover ratio only on the long portfolio of the market neutral fund. If short positions were also included in this calculation, the turnover ratio would most likely be higher.

Performance Summary

      The bar charts and performance tables below show the variability of the respective returns of the James Balanced: Golden Rainbow Fund, the James Small Cap Fund, the James Equity Fund and the James Market Neutral Fund, which is one indicator of the risks of investing in each Fund. The bar charts show changes in each Fund's returns from year to year for the last ten years or since inception. The table shows how each Fund's average annual total returns over time compared to a broad-based securities market index. A Fund's performance in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the James Mid Cap Fund is not included because the Fund was recently organized and has less than one calendar year of operations.

James Balanced: Golden Rainbow Fund

1996           8.69%
1997          12.80%
1998          12.79%
1999           3.42%
2000           4.58%
2001           2.56%                  Best Quarter:
2002          -0.79%                  2nd Quarter 2003     +9.89%
2003          18.22%
2004          12.97%                  Worst Quarter:
2005           8.37%                  3rd Quarter 2002     -4.63%

The James Balanced: Golden Rainbow Fund's year-to-date return as of September 30, 2006 was 4.38%.

Average Annual Total Returns for Periods Ended December 31, 2005

                                                                          One            Five              Ten
                                                                          Year           Years            Years
                                                                          ----           -----            -----
James Balanced: Golden Rainbow Fund Return Before Taxes                   8.37%          8.05%            8.22%
James Balanced: Golden Rainbow Fund Return After Taxes on
    Distributions ("pre-liquidation")(1)                                  7.23%          6.76%            5.68%
James Balanced: Golden Rainbow Fund Return After Taxes on
    Distributions and Sale of Fund Shares ("post-liquidation")            6.25%          6.30%            5.67%
S&P 500 Index* (reflects no deduction for fees,
    expenses or taxes)                                                    4.93%          0.55%            9.08%
Blended 25/25/50 Index** (reflects no deduction
    for fees, expenses or taxes)                                          3.34%          5.40%            8.02%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").
* The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.
** The Blended Index is comprised of a 25% weighting in the S&P 500 Index, a 25% weighting in the Russell 2000 Index (a widely recognized index of market activity based on the aggregate performance of U.S. domiciled, publicly traded common stocks, which as of September 30, 2006, had an average market capitalization of approximately $1.10 billion, a median market capitalization of approximately $606 million and the largest company in the index had an approximate market capitalization of $2.495 billion) and a 50% weighting in the Lehman Brothers Intermediate Government/Credit Bond Index (an unmanaged index generally representative of intermediate term bonds).

James Small Cap Fund

1999         -10.43%
2000           5.03%
2001           5.38%                  Best Quarter:
2002          -2.40%                  2nd Quarter 2003     +25.01%
2003          53.64%
2004          26.18%                  Worst Quarter:
2005           7.51%                  3rd Quarter 1999     -16.76%

The James Small Cap Fund's year-to-date return as of September 30, 2006 was
8.41%.

Average Annual Total Returns for Periods Ended December 31, 2005

                                                                                                       Since
                                                                     One            Five             Inception
                                                                     Year          Years         (October 2, 1998)
                                                                     ----          -----         -----------------
James Small Cap Fund Return Before Taxes                             7.51%         16.48%             12.07%
James Small Cap Fund Return After Taxes on
    Distributions ("pre-liquidation")(1)                             7.26%         16.19%             11.88%
James Small Cap Fund Return After Taxes on
    Distributions and Sale of Fund Shares ("post-
    liquidation")                                                    5.23%         14.50%             10.68%
Russell 2000 Index* (reflects no deduction for fees,
    expenses or taxes)                                               4.55%          8.22%             10.83%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").
* The Russell 2000 Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

James Equity Fund

2000         -24.88%
2001         -24.37%                  Best Quarter:
2002         -19.87%                  1st Quarter 2000     +18.68%
2003          26.66%
2004          22.14%                  Worst Quarter:
2005          15.03%                  4th Quarter 2000     -29.37%

The James Equity Fund's year-to-date return as of September 30, 2006 was 10.20%.

Average Annual Total Returns for Periods Ended December 31, 2005

                                                                                                  Since
                                                                      One          Five          Inception
                                                                      Year        Years      (November 1, 1999)
                                                                      ----        -----      ------------------
James Equity Fund Return Before Taxes                                15.03%       1.52%           -0.11%
James Equity Fund Return After Taxes on Distributions
    ("pre-liquidation")(1)                                           14.96%       1.46%           -0.16%
James Equity Fund Return After Taxes on Distributions and
    Sale of Fund Shares ("post-liquidation")(2)                       9.84%       1.27%           -0.12%
S&P 500 Index* (reflects no deduction for fees, expenses or
    taxes)                                                            4.93%       0.55%           0.15%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").
(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of a Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.
* The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.

James Market Neutral Fund

1999         -10.83%
2000          16.32%
2001           1.66%                  Best Quarter:
2002           1.59%                  1st Quarter 2005     +6.72%
2003           3.23%
2004           8.63%                  Worst Quarter:
2005           7.94%                  4th Quarter 2002     -7.84%

The James Market Neutral Fund's year-to-date return as of September 30, 2006 was 2.16%.

Average Annual Total Returns for Periods Ended December 31, 2005

                                                           One               Five            Since Inception
                                                           Year             Years           (October 2, 1998)
                                                           ----             -----           -----------------
James Market Neutral Fund Return Before Taxes              7.94%            4.56%                 3.93%
James Market Neutral Fund Return After Taxes on
    Distributions ("pre-liquidation")(1)                   7.71%            4.40%                 3.52%
James Market Neutral Fund Return After Taxes on
    Distributions and Sale of Fund Shares
    ("post-liquidation")                                   5.17%            3.82%                 3.12%
90-Day  Treasury  Bill Index  (reflects no deduction
    for fees, expenses or taxes)*                          3.07%            2.34%                 3.27%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").
* The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills.

EXPENSE INFORMATION

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Load Imposed on Purchases                                   None
Maximum Deferred Sales Load Imposed on Purchases                          None
Redemption Fees                                                           1.00%*

* The James Small Cap Fund, the James Mid Cap Fund, the James Equity Fund, and the James Market Neutral Fund each charge a redemption fee of 1.00% of the amount redeemed if you sell shares that you have held for fewer than 90 days. For this purpose, an exchange out of a Fund into another Fund is considered a redemption of a Fund's shares. Redemption fees are paid directly to the Fund.

Annual Fund Operating Expenses (expenses deducted from Fund assets):

                       James Balanced: Golden Rainbow Fund

Management Fee                                                             0.74%
Distribution (12b-1) Fee                                                   0.25%
Other Expenses                                                             0.22%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.21%
                                                                           ----

                              James Small Cap Fund

Management Fee                                                             1.24%
Distribution (12b-1) Fee                                                   0.25%
Other Expenses                                                             0.01%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.50%
                                                                           ----

                              James Mid Cap Fund(*)

Management Fee                                                             1.22%
Distribution (12b-1) Fee                                                   0.25%
Other Expenses                                                             0.03%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.50%
                                                                           ----

                                James Equity Fund

Management Fee                                                             1.22%
Distribution (12b-1) Fee                                                   0.25%
Other Expenses                                                             0.03%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.50%
                                                                           ----

                            James Market Neutral Fund

Management Fee                                                             1.69%
Distribution (12b-1) Fee                                                   0.25%
Other Expenses
     Dividend Expense on Securities Sold Short(**)                         0.62%
     Remainder of Other Expenses                                           0.01%
                                                                           ----
Total Other Expenses                                                       0.63%
                                                                           ----
Total Annual Fund Operating Expenses                                       2.57%
                                                                           ----

(*) The James Mid Cap Fund was recently formed and fees and expenses are estimated. "Other Expenses" consist of the estimated fees and expenses of the non-interested person Trustees. Under the Fund's advisory agreement, the Adviser's annual management fee is 1.25% of the Fund's average daily assets, less the Trustee fees and expenses paid by the Fund.
(**) When a cash dividend is declared on a stock in which the Fund has a short position, the Fund incurs an obligation to pay an amount equal to that dividend to the purchaser of the shorted stock. SEC regulations require that this payment be disclosed as an expense of the Fund.

Example

      This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year    3 Years   5 Years   10 Years
                                          ------    -------   -------   --------
James Balanced: Golden Rainbow Fund       $123      $384      $665      $1,466
James Small Cap Fund                      $153      $474      $818      $1,791
James Mid Cap Fund                        $153      $474      $818      $1,791
James Equity Fund                         $153      $474      $818      $1,791
James Market Neutral Fund                 $260      $799      $1,365    $2,905

MANAGEMENT

      Investment Adviser

      The Funds retain James Investment Research, Inc. (the "Adviser"), P.O. Box 8, Alpha, Ohio 45301, to manage each Fund's investments. The Adviser was established in 1972 and provides advice to institutional as well as individual clients.

      For the fiscal year ended June 30, 2006, the Adviser received fees of 0.74%, 1.24%, 1.22%, and1.69% of the average daily net assets of the James
Balanced: Golden Rainbow Fund, the Small Cap Fund, the Equity Fund, and the Market Neutral Fund, respectively. For the fiscal year ending June 30, 2007, the Mid Cap Fund will receive a fee equal to 1.25% of the Fund's average daily net assets (minus the fees and expenses of the non-interested person Trustees incurred by the Fund). The Adviser is responsible for the payment of all operating expenses of the Small Cap Fund, the Mid Cap Fund, the Equity Fund, and the Market Neutral Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), 12b-1 expenses, fees and expenses of non-interested person Trustees and extraordinary expenses.

      A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory contract between the Adviser and the Trust is available in the Funds' annual report to shareholders for the fiscal year ended June 30, 2006.

      In addition to payments made by each Fund pursuant to the Fund's Rule 12b-1 Plan, the Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

      Portfolio Management

      The Funds are managed by an investment committee of the Adviser, which consists of seven members. The investment committee makes the investment decisions for the Funds, and is primarily responsible for the day-to-day management of each Fund's portfolio. The SAI provides additional information about each portfolio manager's compensation, other managed accounts, and ownership of securities in the managed Funds. The seven members of the investment committee are listed below.

      Dr. Frank James, PhD, is the Founder and President of the Adviser and team leader of the investment committee. Dr. James earned his Ph.D. from Rensselaer Polytechnic Institute in 1967. Dr. James was formerly in charge of the graduate management program and a professor of Management and Statistics at the Air Force Institute of Technology. His current responsibilities include overseeing the company's investment management and research.

      Barry R. James, CFA, CIC is Executive Vice President of the Adviser and a portfolio manager. He is a principal officer of the James Advantage Funds. He received his undergraduate degree from The United States Air Force Academy and his Master's Degree from Boston University. He joined the Adviser in its beginning years before a tour of duty as an officer with the United States Air Force. He returned to the Adviser in 1986. Mr. James currently oversees the management of the Adviser.

      Ann M. Shaw, CFP, joined the Adviser in 1978 and is the Chief Operating Officer and a portfolio manager. She is involved in security analysis and client service. Ms. Shaw received her Bachelor's Degree from Capital University.

      Thomas L. Mangan joined the Adviser in 1994 and is a Senior Vice President and a portfolio manager. Mr. Mangan is also a principal officer of the James Advantage Funds. He is a graduate of The Ohio State University and earned his MBA from The University of Notre Dame in 1974. Mr. Mangan has over 30 years experience in trading and portfolio management including positions in New York, London and Chicago. He is a CMFC and has been an adjunct professor in the Finance Department at Wright State University since 2000.

      David W. James joined the Adviser in 1981 and is the Senior Vice President of Research and a portfolio manager. His responsibilities include research projects and statistical analysis. Mr. James studied computer science and statistics at Florida State University and Wright State University.

      R. Brian Culpepper joined the Adviser in 1995, and is a portfolio manager. Mr. Culpepper is involved in equity research. He is a graduate of Wright State University in Dayton, Ohio where he earned a double Bachelor of Science degree in Management Information Systems and Management in 1995 and an MBA in 2005 and is a CMFC.

      Brian Shepardson, CFA, CIC joined the Adviser in 1999. He is a portfolio manager and is involved in equity and fixed income research. Mr. Shepardson obtained his BBA from the University of Cincinnati in 1996 and holds a CFA charter and is a CMFC.

      Portfolio managers rotate through various positions to ensure depth of skills and familiarity with the product. Portfolio managers are limited by the objectives and constraints of each Fund and by the strategies adopted by the investment committee of the Adviser.

HOW TO PURCHASE SHARES

      Shares of each Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment in each Fund of $2,000 ($500 for retirement accounts such as Individual Retirement Accounts, SIMPLE IRAs, 403(b)(7) and Coverdell Education Savings Accounts). Shares of each Fund are offered continuously at a public offering price that is equal to net asset value per share next determined after a purchase order is received by the Fund.

      Important Information About Procedures for Opening an Account

      Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the net asset value determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

      Initial Purchase

      You may open an account and make an initial investment through securities dealers having a sales agreement with the Funds' distributor, IFS Fund Distributors, Inc. (the "Distributor"). You may also make a direct initial investment by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check made payable to the appropriate Fund, to the P.O. Box listed below. If you prefer overnight delivery, use the overnight address listed below.

      U.S. Mail:                                Overnight:
      The James Advantage Funds                 The James Advantage Funds
      P.O. Box 5354                             303 Broadway, Suite 1100
      Cincinnati, Ohio 45201-5354               Cincinnati, Ohio 45202

      The James Advantage 50-50 Plan

      Beginning investors, defined as individuals who are not shareholders in any of the James Advantage Funds, are invited to use the James Advantage 50-50 Plan automatic investment plan (the "50-50 Plan") to buy shares in any of the James Advantage Funds. Participants in the 50-50 Plan may open an account in any of the James Advantage Funds with a minimum initial investment of $50 upon signing the 50-50 Plan Letter of Intent. The 50-50 Plan Letter of Intent requires that the 50-50 Plan participant automatically invest no less than $50 monthly until the 50-50 Plan participant's balance in the Fund reaches $2,000. If the 50-50 Plan participant does not make a monthly $50 minimum investment into his or her Fund account, as agreed in the 50-50 Plan Letter of Intent, the account may be charged an annual fee of $20. The $20 fee may also be charged to any account, opened under the 50-50 Plan, which is liquidated, or from which withdrawals are made, prior to achieving an account balance of $2,000. Note that the automatic reinvestment of capital gains and dividends cannot be considered as all or part of the required $50 monthly minimum investment. Once the 50-50 Plan participant's account balance reaches $2,000, the account will become a regular account, subject to the terms and conditions set forth in this prospectus. The automatic investment into the account will continue until the shareholder directs otherwise.

      Investors seeking to use the 50-50 Plan should check the appropriate box on the application and include a check drawn on the bank account from which the monthly deduction is to be made. Please see the section Automatic Investment Plan in this prospectus for details of the automatic investment procedures. The 50-50 Plan is available only to investors that invest directly in a Fund, not through a financial intermediary.

      Additional Purchases

      Once an account has been opened, you may purchase additional shares of that Fund at any time by mail, bank wire, ACH, direct deposit or through a securities dealer. When making additional investments by mail, send your check payable to the applicable Fund to one of the addresses listed above. Please telephone the Fund's transfer agent, Integrated Investment Services, Inc. (the "Transfer Agent") at 800-995-2637 for bank wire or ACH instructions. Your bank may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, ACH or direct deposits, but the Trust reserves the right to charge shareholders for these services upon 30 days' prior notice to shareholders.

      Each additional purchase request must contain the name of the account and the account number to permit proper crediting to the account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such a requirement. All additional purchases are made at net asset value next determined after receipt of a purchase order by the Fund.

      Financial Intermediaries

      You may also purchase shares of the Funds through a financial intermediary, such as an adviser or a broker-dealer, bank or other financial institution, that purchases shares for its customers. Some of the Funds have authorized certain intermediaries to receive purchase and sale orders on their behalf. Before investing in the Funds through an intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.

      When shares are purchased this way, there may be various differences. The intermediary may:

o     Charge a fee for its services.
o     Act as the shareholder of record of the shares.
o Set different minimum initial and additional investment requirements (which may be lower than the Funds' stated minimums).
o     Impose other charges and restrictions.
o Designate additional intermediaries to accept purchase and sale orders on the Funds' behalf.

      The Trust considers a purchase or sale order as received when an authorized intermediary, or its authorized agent, receives the order in proper form. These orders will be priced based on the respective Fund's net asset value next computed after such order is received in proper form. It is the responsibility of the authorized intermediary or agent to transmit properly completed purchase orders so that they will be received timely by the Trust.

      Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Trust. Certain intermediaries may receive compensation from the Trust, the Adviser or their affiliates.

      General Purchase Information

      Shares of a Fund may be purchased, in amounts less than the minimum purchase amount, by officers, directors, trustees and employees of the Trust, the Adviser or the Distributor, and any such person's spouse, children, and trustees or custodians of any qualified pension or profit sharing plan or IRA established for the benefit of such person. Such persons should request instructions on how to invest or redeem from the Distributor.

      The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person. When purchasing shares of the Funds by check, the check must be drawn on a U.S. bank, payable in U.S. dollars, and made out to the applicable Fund, or the Trust, as the payee. Certain third party checks will not be accepted. Before sending a third party check you should call the Transfer Agent to make sure it can be accepted under the Fund's Anti Money-Laundering policies. It is generally best to use a personal check drawn on your own bank. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a shareholder of a Fund, we reserve the right to redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

      Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Direct purchase orders received by the Trust or its authorized agent by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time, are processed at that day's net asset value. Direct investments received by the Trust or its authorized agent after the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time are processed at the net asset value next determined on the following business day. It is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust. Any change in price due to the failure of the Trust to receive an order timely must be settled between the investor and the authorized agent placing the order.

      Automatic Investment Plan

      The Funds offer current shareholders the convenience of automatic monthly investing, which is available on any day from the 1st to the 25th of the month. If your selected date falls on a non-business day, your automatic investment will occur on the following business day. The amount you specify will be processed electronically from your checking or savings account to the designated Fund. To initiate the automatic investment plan, complete the application form and attach a voided check or preprinted deposit slip.

      Each Fund pays the cost associated with these automatic investments, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Shareholders can change the amount or discontinue their participation in the plan by written notice to the Transfer Agent 30 days prior to the automatic investment date.

      Shareholder Information

      The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Transfer Agent at 1.800.99.JAMES or 1.800.995.2637 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

SYSTEMATIC WITHDRAWAL, DIRECT DEPOSITS AND EXCHANGE PRIVILEGE

      Systematic Withdrawal Plan

      If your account has a value greater than $10,000, you may establish a Systematic Withdrawal Plan ("SWP") and receive monthly or quarterly checks for $100 or more as you specify. To establish a SWP, all distributions must be in the form of shares. Such payments are drawn from the proceeds of the redemption shares held in your account. To the extent that SWP redemptions exceed dividend income reinvested in the account, such redemptions will reduce, and may ultimately exhaust, the number of shares in the account. You may withdraw from the program, change the payee or change the dollar amount of each payment, by providing written instructions to the Transfer Agent. The Transfer Agent may charge your account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but could be instituted by the Transfer Agent on 30 days' notice in writing to you. The Funds reserve the right to amend or terminate the SWP on 30 days' notice.

      Direct Deposits

      You can have dividends or SWP redemption proceeds deposited electronically into a bank account. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, your bank must be a member of Automated Clearing House. In addition, you must (1) fill out the appropriate section(s) of the application attached to this Prospectus and (2) include with the completed application a voided check from the bank account into which funds are to be deposited. Within thirty days after the Transfer Agent has received the application and the voided check, your dividends and redemptions will be credited to the designated bank account. You may terminate a direct deposit program at any time by written notice to the Transfer Agent.

      Exchange Privilege

      Shares of a Fund may be exchanged for shares of any other Fund. You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. Your exchange will be made at the next determined net asset value after receipt of a request by the Transfer Agent, less any applicable redemption fee.

      Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 30 days' prior notice to shareholders. For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. You may, therefore, incur a taxable gain or loss in connection with the exchange. Before making an exchange, contact the Transfer Agent to obtain more information about exchanges.

HOW TO REDEEM SHARES

      You may redeem shares of a Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and the account number. The request must be signed exactly as your name appears on the Trust's account records. Upon receipt by a Fund of a proper redemption request, the Fund will redeem shares at their next determined net asset value, less any applicable redemption fee. Redemption requests received by the Trust or its authorized agent after the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at the net asset value next determined on the following business day, less any applicable redemption fee. Each Fund, other than the James Balanced: Golden Rainbow Fund, charges a redemption fee of 1.00% of the amount redeemed if you sell shares that you have held for fewer than 90 days. For this purpose, an exchange from one Fund to another Fund is a redemption. The holding period is calculated using the "first in, first out" method. The Trust may waive the redemption fee, regardless of the amount redeemed, in the event of an emergency. The Funds allow financial intermediaries to waive the redemption fee under other circumstances, provided the waiver policy is reasonable, based on the circumstances and type of account. Your request to have the redemption fee waived due to an emergency must be in writing and such waiver is subject to the Trust's sole discretion. Some shareholders invest in the Funds through financial intermediaries that have omnibus accounts in the Funds. The Trust cannot monitor individual transactions in the omnibus accounts and relies on the intermediaries to charge any applicable redemption fee. The Trust may waive the redemption fee if the intermediary is unable to monitor redemptions and impose the redemption fee.

      You may also redeem shares by placing a wire redemption request through an authorized agent. It is the responsibility of authorized agents to transmit properly completed wire redemption orders so that they will be received timely by the Trust. The Funds may charge a fee for wiring redemption proceeds.

      The Funds may charge up to a $15 processing fee for wire redemptions. This fee may be changed upon 30 days' written notice. All charges will be deducted from your account by redemption of shares in the account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

      Payment is normally made within 3 business days after receipt of a proper redemption request. However, any redemption request involving shares recently purchased by check may be rejected until the check has cleared, which may take up to 15 calendar days from the purchase date. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.

      You may authorize the sale of shares for an amount less than $25,000 by calling the Trust at 1-800-995-2637. Redemptions of $100,000 or more require an original Medallion Signature Guarantee, as do certain other redemption requests. Please see the section Medallion Signature Guarantee below. IRA accounts are not redeemable by telephone. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. The procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

      Medallion Signature Guarantee

      Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. You should verify with the institution that they are an eligible guarantor prior to signing. Some circumstances requiring an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more
o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)
o Proceeds or shares are being sent/transferred from a joint account to an individual's account
o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request
o Proceeds or shares are being sent/transferred between accounts with different account registrations

      Additional Information

      Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,000 based on actual amounts invested, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in a Fund to the minimum amount within the 30 day period. Each share of each Fund is also subject to involuntary redemption at any time if the Board of Trustees determines to liquidate the Fund.

MARKET TIMING POLICY

      The Funds are intended to be long-term investments. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as "market timing," can interfere with long-term portfolio management strategies and increase the expenses of a Fund, to the detriment of long-term investors. For example, excessive redemption orders may require us to sell securities in our portfolio at inopportune times to fund redemption payments. Accordingly, the Board of Trustees has adopted policies that seek to restrict market timing activity. If the Funds believe, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject further purchase orders from that investor, and the Funds disclaim responsibility for any consequent losses that the investor may incur. The Funds' response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor's trading history in the Funds.

      Some investors trade in shares of the Funds through omnibus accounts of third parties (such as those of investment advisers and broker-dealers), and, if excessive trading is identified in such an account, the Funds may instruct the third party to restrict the investor responsible for the excessive trading from any further trading in the Funds. However, some omnibus accounts submit to the Funds a daily aggregate purchase order and aggregate redemption order reflecting the trade orders of multiple unidentified investors. Accordingly, the Funds cannot identify individual investors engaged in market timing through such omnibus accounts.

      Investment advisers, broker-dealers and other financial institutions ("financial intermediaries") maintaining omnibus accounts with the Funds may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

DIVIDENDS AND DISTRIBUTIONS

      Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

      Income dividends and capital gain distributions are automatically reinvested in additional shares in the Fund that pays them at the net asset value per share on the distribution date. You may elect to receive a cash payment of dividends and/or capital gain distributions. Your election is indicated either on your new application, or by a separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within 5 business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

      If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

TAXES

      Each Fund intends to qualify each year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Distributions. Each Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent the underlying income of each Fund consists of qualified dividend income, income distributions by the Fund may be subject to a maximum rate of federal income tax of 15% for individuals and may qualify for the "dividends received" deduction for corporations.

Long-Term Capital Gains. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

      Due to the nature of the investment strategies used, the distributions of the Small Cap Fund, the Equity Fund, the Market Neutral Fund and the James Mid Cap Fund are generally expected to consist primarily of net capital gains; however the nature of each Fund's distributions could vary in any given year.

      Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You are urged to consult your own tax adviser regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

      On the application or other appropriate form, the Funds will request your certified taxpayer identification number (social security number for individuals) and a certification that you are not subject to backup withholding. Unless you provide this information, the applicable Fund will be required to withhold and remit to the U.S. Treasury 28% of the dividends, distributions and redemption proceeds payable to you. You should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the applicable Fund may make a corresponding charge against the account.

DISTRIBUTION PLANS

      Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans") which permits the Fund to pay for certain distribution expenses and shareholder servicing related to marketing its shares. Such expenses may include certain fees to broker-dealers of record for shareholders of the Fund, but such fees will not, when aggregated with other expenses incurred in accordance with the Plan, exceed the maximum 12b-1 fee set forth in this Prospectus. A Fund's 12b-1 expenses include, but are not limited to, the following:

o     the costs of advertising the Fund or the Adviser's mutual fund activities;
o compensation paid to underwriters, dealers, brokers, banks and other selling entities, and sales and marketing personnel of any of them, for sales of shares of the Fund;
o compensation paid to underwriters, dealers, brokers, banks and other servicing entities (including the Adviser), and servicing personnel of any of them, for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts;
o the costs of production and dissemination of prospectuses and statements of additional information of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and
o ordinary or capital expense, such as equipment, rent, fixtures, salaries, reporting and recordkeeping and third party consultancy or similar expenses relating to distribution of the Fund.

      Pursuant to the Plan, each Fund, through authorized officers, may make similar payments for marketing services and shareholder services to non-broker-dealers who enter into service agreements with the Fund.

      The maximum amount payable by each Fund under its Plan is 0.25% of its average daily net assets for the year. The Board of Trustees may reduce these amounts at any time. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

CALCULATION OF SHARE PRICE

      The net asset value per share of a Fund is calculated by dividing the total value of the Fund's investments and other assets (including cash and accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. The net asset value is determined as of the close of the NYSE (generally, 4:00 p.m. Eastern time) on each day that the NYSE is open for business, and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. Generally, the NYSE is closed and the share price of each Fund is not calculated on Saturdays, Sundays and national holidays. The net asset value per share of each Fund will fluctuate.

      Each Fund's equity securities are valued based on market value. If a market quotation for a security is not readily available, if an unexpected event occurs after the close of the trading market (but before the Fund calculates its net asset value) that materially affects a security's value, when the Adviser determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Funds may use pricing services to determine market value for securities.

      Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand the financial performance of the James Balanced: Golden Rainbow Fund, the James Small Cap Fund, the James Equity Fund and the James Market Neutral Fund for the past 5 years. The financial performance for the James Mid Cap Fund is not included because the Fund had not commenced operations as of June 30, 2006. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information was audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

JAMES BALANCED: GOLDEN RAINBOW FUND

                                                            Per Share Data for a Share Outstanding Throughout Each Year
                                                                                 Year Ended June 30,
                                                           2006           2005           2004           2003          2002
Net asset value at beginning of year                   $     17.18    $     15.28    $     13.72    $     13.80    $     14.34
                                                       -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
         Net investment income                                0.34           0.26           0.26           0.27           0.40
         Net realized and unrealized
           gains (losses) on investments                      0.75           1.95           1.56           0.28           0.33
                                                       -----------    -----------    -----------    -----------    -----------

Total from investment operations                              1.09           2.21           1.82           0.55           0.73
                                                       -----------    -----------    -----------    -----------    -----------

Less distributions:
         From net investment income                          (0.34)         (0.26)         (0.26)         (0.27)         (0.40)
         From net realized gains on investments              (0.61)         (0.05)          0.00(A)       (0.36)         (0.87)
                                                       -----------    -----------    -----------    -----------    -----------

Total distributions                                          (0.95)         (0.31)         (0.26)         (0.63)         (1.27)
                                                       -----------    -----------    -----------    -----------    -----------

Net asset value at end of year                         $     17.32    $     17.18    $     15.28    $     13.72    $     13.80
                                                       ===========    ===========    ===========    ===========    ===========

Total  return                                                 6.48%         14.56%         13.32%          4.34%          5.37%
                                                       ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000s)                       $   268,766    $   147,605    $    83,893    $    69,169    $    65,456
                                                       ===========    ===========    ===========    ===========    ===========

Ratios/Supplemental Data:

Ratio of net expenses to average net assets:                  1.21%          1.26%          1.28%          1.32%          1.24%

Ratio of net investment income to average net assets          2.11%          1.70%          1.77%          2.08%          2.84%

Portfolio turnover rate                                         68%            36%            29%            61%            54%

(A)   Per share amount rounds to less than $0.005.

 JAMES SMALL CAP FUND

                                                     Per Share Data for a Share Outstanding Throughout Each Year
                                                                          Year Ended June 30,
                                                2006              2005             2004             2003         2002
Net asset value at beginning of year        $     20.46       $     18.66      $     13.43      $     12.08   $     11.03
                                            -----------       -----------      -----------      -----------   -----------

Income (loss) from investment operations:
      Net investment income (loss)                (0.04)             0.05             0.01             0.10          0.00(A)
      Net realized and unrealized gains
       (losses) on investments                     3.19              2.65             5.26             1.35          1.06
                                            -----------       -----------      -----------      -----------   -----------

Total from investment operations                   3.15              2.70             5.27             1.45          1.06
                                            -----------       -----------      -----------      -----------   -----------

Less distributions:
      From net investment income                  (0.04)               --            (0.01)           (0.10)        (0.01)
      From net realized gains on
      investments                                 (0.30)            (1.00)           (0.05)              --            --
                                            -----------       -----------      -----------      -----------   -----------

Total distributions                               (0.34)            (1.00)           (0.06)           (0.10)        (0.01)
                                            -----------       -----------      -----------      -----------   -----------

Paid-in capital from redemption fees               0.01(B)           0.10(B)          0.02(B)            --            --
                                            -----------       -----------      -----------      -----------   -----------

Net asset value at end of year              $     23.28       $     20.46      $     18.66      $     13.43   $     12.08
                                            ===========       ===========      ===========      ===========   ===========

Total return                                      15.59%            15.39%           39.47%           12.20%         9.65%
                                            ===========       ===========      ===========      ===========   ===========

Net assets at end of year (000s)            $   170,490       $    54,489      $    13,186      $     9,199   $     7,882
                                            ===========       ===========      ===========      ===========   ===========

Ratios/Supplemental Data:

Ratio of net expenses to average net
assets                                             1.50%             1.50%            1.50%            1.50%         1.48%

Ratio of net investment income (loss) to
average net assets                                (0.25%)            0.45%            0.05%            0.90%         0.02%

Portfolio turnover rate                              59%               94%              45%              52%           78%

(A)   Amount rounds to less than $0.005.
(B)   Amount calculated based on average shares outstanding throughout the year.

JAMES EQUITY FUND

                                                         Per Share Data for a Share Outstanding Throughout Each Year
                                                                             Year Ended June 30,
                                                  2006              2005              2004              2003            2002
Net asset value at beginning of year          $      8.89       $      7.36       $      6.18       $      6.62     $      7.65
                                              -----------       -----------       -----------       -----------     -----------

Income (loss) from investment operations:
      Net investment income (loss)                   0.01              0.01              0.02              0.03            0.01
      Net realized and unrealized gains
      (losses) on investments                        2.16              1.53              1.18             (0.44)          (1.03)
                                              -----------       -----------       -----------       -----------     -----------

Total from investment operations                     2.17              1.54              1.20             (0.41)          (1.02)
                                              -----------       -----------       -----------       -----------     -----------

Less distributions:
      From net investment income                    (0.01)            (0.01)            (0.02)            (0.03)          (0.01)
      From distributions in excess of net
      investment income                             (0.01)               --                --                --              --
                                              -----------       -----------       -----------       -----------     -----------
Total distributions                                 (0.02)            (0.01)            (0.02)            (0.03)          (0.01)

                                                         (A)               (A)               (A)
Paid-in capital from redemption fees                 0.00(B)           0.00(B)           0.00(B)             --              --
                                              -----------       -----------       -----------       -----------     -----------

Net asset value at end of year                $     11.04       $      8.89       $      7.36       $      6.18     $      6.62
                                              ===========       ===========       ===========       ===========     ===========

Total return                                        24.45%            20.96%            19.38%            (6.14%)        (13.29%)
                                              ===========       ===========       ===========       ===========     ===========

Net assets at end of year (000s)              $    33,792       $    16,833       $     7,249       $     5,379     $     3,788
                                              ===========       ===========       ===========       ===========     ===========

Ratios/Supplemental Data:

Ratio of net expenses to average net assets          1.50%             1.50%             1.50%             1.50%           1.50%

Ratio of net investment income (loss) to
average net assets                                   0.06%             0.22%             0.25%             0.56%           0.20%

Portfolio turnover rate                                43%               33%               70%               65%             87%

(A)   Amount rounds to less than $0.005.
(B)   Amount calculated based on average shares outstanding throughout the year.

JAMES MARKET NEUTRAL FUND

                                                               Per Share Data for a Share Outstanding Throughout Each Year
                                                                                   Year Ended June 30,
                                                          2006             2005            2004             2003           2002
Net asset value at beginning of year                   $    12.27       $    11.02      $     9.97       $    10.79     $    10.12
                                                       ----------       ----------      ----------       ----------     ----------

Income (loss) from investment operations:
        Net investment income (loss)                         0.17             0.01           (0.13)           (0.10)          0.02
        Net realized and unrealized gains (losses)
        on investments                                       0.42             1.23            1.18            (0.72)          0.69
                                                       ----------       ----------      ----------       ----------     ----------

Total from investment operations                             0.59             1.24            1.05            (0.82)          0.71
                                                       ----------       ----------      ----------       ----------     ----------

Less distributions:
        From net investment income                          (0.18)              --              --               --          (0.04)
                                                       ----------       ----------      ----------       ----------     ----------

Paid-in capital from redemption fees                         0.01(B)          0.01(B)         0.00(B)            --             --
                                                       ----------       ----------      ----------       ----------     ----------

Net asset value at end of year                         $    12.69       $    12.27      $    11.02       $     9.97     $    10.79
                                                       ==========       ==========      ==========       ==========     ==========

Total return                                                 4.94%           11.34%          10.53%           (7.60%)         7.06%
                                                       ==========       ==========      ==========       ==========     ==========

Net assets at end of year (000s)                       $   75,218       $   47,303      $   12,528       $    9,219     $    8,676
                                                       ==========       ==========      ==========       ==========     ==========

Ratios/Supplemental Data:

Ratio of net expenses to average net assets,
        excluding dividends on securities sold short         1.95%            1.95%           1.95%            1.95%          1.95%
Ratio of dividend expense on securities sold short           0.62%            0.42%           0.64%            0.53%          0.28%
                                                       ----------       ----------      ----------       ----------     ----------
Ratio of net expenses to average net assets                  2.57%            2.37%           2.59%            2.48%          2.23%
                                                       ----------       ----------      ----------       ----------     ----------

Ratio of net investment income (loss) to average
net assets                                                   1.52%            0.11%          (1.43%)          (0.98%)         0.25%

Portfolio turnover rate(C)                                     27%              35%             13%              86%           154%

(A)   Amount rounds to less than $0.005.
(B)   Amount calculated based on average shares outstanding throughout the year.
(C) Calculation does not include short positions or short transactions. Portfolio turnover rate would be higher if included.

Investment Adviser                          Transfer Agent
James Investment Research, Inc.             Integrated Investment Services, Inc.
P.O. Box 8                                  P.O. Box 5354
Alpha, Ohio 45301                           Cincinnati, Ohio 45201-5354

Custodian                                   Independent Registered
U.S. Bank, N.A.                             Public Accounting Firm
425 Walnut Street                           Deloitte & Touche LLP
Cincinnati, Ohio 45202                      250 East Fifth Street, Suite 1900
                                            Cincinnati, Ohio 45202

Legal Counsel                               Distributor
Thompson Hine LLP                           IFS Fund Distributors, Inc.
312 Walnut Street, 14th Floor               P.O. Box 5354
Cincinnati, Ohio 45202                      Cincinnati, Ohio 45201-5354

      Additional information about the Funds, including a description of the Funds' policies and procedures for disclosing portfolio securities, is included in the Funds' Statements of Additional Information ("SAIs"), which are hereby incorporated by reference in their entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

      Call the Funds at 1-800-99 JAMES (1-800-995-2637) to request free copies of the SAIs and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

      The Funds' SAIs, the annual and semiannual reports to shareholders are also available, free of charge, on the Funds' internet site at www.jamesfunds.com.

      Information about the Funds, including the SAIs, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the Commission's Internet site at http:/www.sec.gov. Copies of information on the Commission's Internet site may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549- 0102.

File No. 811-8411

                       STATEMENT OF ADDITIONAL INFORMATION

                       JAMES BALANCED: GOLDEN RAINBOW FUND

                                November 1, 2006

                                   A Series of
                              James Advantage Funds
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 1-800-995-2637


                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST.......................................................2
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................2
INVESTMENT LIMITATIONS........................................................12
DISCLOSURE OF PORTFOLIO HOLDINGS .............................................14
TRUSTEES AND OFFICERS.........................................................15
PROXY VOTING POLICIES OF THE TRUST AND ADVISER................................17
PRINCIPAL HOLDERS OF VOTING SECURITIES........................................25
INVESTMENT ADVISER............................................................26
PORTFOLIO MANAGERS............................................................27
TRANSFER AGENT AND DISTRIBUTOR................................................30
OTHER SERVICES................................................................31
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................31
SHARES OF THE FUND............................................................32
DETERMINATION OF SHARE PRICE..................................................33
ADDITIONAL TAX INFORMATION....................................................34
DISTRIBUTION PLAN.............................................................34
FINANCIAL STATEMENTS..........................................................35

      This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the James Balanced: Golden Rainbow Fund dated November 1, 2006. A Prospectus can be obtained by writing the Transfer Agent at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling 888-99 JAMES (888-995-2637).

                            DESCRIPTION OF THE TRUST

      The James Balanced: Golden Rainbow Fund (the "Fund") was organized as a series of the James Advantage Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 29, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. James Investment Research, Inc. serves as the Fund's investment adviser (the "Adviser").

      Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.

      Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Purchase Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Calculation of Share Price" in the Fund's Prospectus.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

      This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.

      A. Equity Securities.

      The Fund may invest in common stock, in addition to which, the Fund may invest in preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's").

      B. Other Investment Companies.

      The Fund may invest in securities of any open-end, closed-end or exchange traded investment company (another mutual fund), but may not own more than 3% of the outstanding securities of any investment company. Because other investment companies employ an investment adviser, such investments by a Fund may cause shareholders to bear duplicate fees.

      C. U.S. Government Obligations.

      The Fund may invest in U.S. Government obligations. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.

      D. Repurchase Agreements.

      The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government ("U.S. Government obligations"). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

      E. Illiquid Securities.

      The Fund may normally invest up to 5% of its assets (valued at the purchase date) in illiquid securities. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under the Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

      F. Loans of Securities.

      The Fund may lend portfolio securities with aggregate market value of up to one-third of the Fund's total assets (including collateral received from the loans). Under the lending policy authorized by the Board of Trustees, the borrower must agree to maintain collateral with the Fund on a daily market-to-market basis in an amount at least equal to the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and will be able to vote on any material matter affecting the loaned securities that the Adviser determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

      G. Borrowing and Leverage; Reverse Repurchase Agreements.

      The Fund may borrow from banks, from time to time on a temporary basis, up to 5% of its net assets, and the Fund may pledge assets in connection with such borrowings. The Fund also may engage in reverse repurchase agreements in which the Fund sells a security to another party, such as a bank, broker-dealer or other financial institution, and simultaneously agrees to buy it back later at a higher price. While a reverse repurchase agreement is outstanding, the Fund generally will direct its custodian to segregate cash and appropriate liquid assets to cover its obligations under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. The Fund aggregates reverse repurchase agreements with its bank borrowings for purposes of limiting borrowings to 5% of its net assets.

      If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Fund's objective would be to pursue investment opportunities with returns that exceed the cost of the borrowings. This leverage may exaggerate changes in the Fund's share value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

      H. Foreign Securities

      While not a principal investment strategy, the Fund may invest, without limitation, in foreign securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies) and American depository receipts ("ADRs"). ADRs are certificates of ownership issued by a U.S. bank as a convenience to investors in lieu of the underlying shares which its holds in custody.

      There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

      I. When-Issued Securities and Forward Commitments.

      The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund's Custodian, cash or U.S. Government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

      J. Portfolio Turnover

      The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund may, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. The Fund's portfolio turnover rate is not expected to exceed 100% and historically has been much less than 100%.

      K. Hedging Transactions.

      The Fund may utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to manage the effective maturity or duration of fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon (collectively, all the above are called "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the Fund's assets will be committed to Hedging Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

      Hedging Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions would result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the appreciation of the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized.

General Characteristics of Options

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For example, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

      With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. While this type of arrangement allows the Fund greater flexibility to tailor an option to its need, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

      The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures

      The Fund may enter into financial futures contracts, or purchase or sell put and call options on such futures, as a hedge against anticipated interest rate, currency or equity market changes, for duration management, and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such option.

      The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices

      The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss of an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and any combination of futures and options transactions ("component" transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its competent transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurodollar Instruments

      The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated and Other Special Accounts

      Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its Custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restriction, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the Custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

      OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC-guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

                             INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), that is, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

      3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Fund will not purchase or sell commodities except as described in the Prospectus and Statement of Additional Information. This limitation does not preclude the Fund from acquiring commodities as a result of ownership of securities or other investments; from entering into options, futures, currency, swap, cap, floor, collar or similar transactions; from investing in securities or other instruments backed by commodities; or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      8. Diversification. The Fund will comply with the standards for diversification as required by the then-current 1940 Act, the rules and regulations promulgated thereunder and interpretations of the Securities and Exchange Commission or its staff.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      With respect to the Fund's diversification, the current standards require that the Fund may not purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" above).

      1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests,liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% its total assets are outstanding.

      3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

      5. Short Sales. The Fund will not effect short sales of securities.

      6. Illiquid Securities. The Fund will not invest more than 5% of its assets in securities that are restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities that cannot be disposed of within seven days in the ordinary course of business without taking a reduced price.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The following is a summary of the Fund's policies and procedures for disclosing the Fund's portfolio securities to any person requesting this information. No compensation will be received by the Fund, the Adviser, or any other party in connection with the disclosure of information about portfolio securities. The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1) Routine shareholder reports filed quarterly with the SEC within 60 days after the quarter-end and routine shareholder reports distributed to shareholders within 60 days after the six-month end;
      2) For use in preparing and distributing routine periodic reporting to market data agencies; and
      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Trust's independent public accounting firm, legal counsel, typesetter and printer.

      The Fund may provide its full holdings to various market data agencies as of the end of a calendar month. All other disclosures are made in accordance with the requests of the parties indicated above. Employees of the Adviser that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, the custodian of the Fund's assets and the Fund's accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis. In addition, certain brokers and market professionals involved in the execution of transactions for the Fund will by necessity have information on Fund holdings and are not covered under this policy.

      This prohibition covers only selective disclosures and does not prohibit a discussion of Fund holdings in a public format, such as a radio or television interview. These events are covered under the James Advantage Funds' Marketing Policies and Procedures.

      The Chief Compliance Officer is authorized to determine whether disclosure of the Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Chief Compliance Officer will report any perceived and unresolved conflict between the interests of shareholders and the interests of the Adviser, or any affiliates, to the Fund's Board of Trustees, which will make a determination that is in the best interests of shareholders.

                              TRUSTEES AND OFFICERS

      The Board of Trustees has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Fund, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended June 30, 2006.

                                                                                                       Number of     Other
                                                                                                       Portfolios    Directorships
                                 Position(s)                                                           in Fund       Held by
                                 With Fund/                                                            Complex       Trustee Outside
Name/Address/                    Time Served/               Principal Occupation                       Overseen By   the Fund
Age                              Term of Office(1)          During Past 5 Years                        Trustee       Complex
Interested Trustees:

Barry R. James, CFA(2)           President and Trustee      Executive Vice President                      5          None
1349 Fairground Road             Since 1997                 (1985 to Present)
James Investment Research, Inc.
Beavercreek, Ohio 45385
Age: 49

Disinterested Trustees:

Anthony P. D'Angelo, D.B.A.      Trustee                    Professor Emeritus, Graduate School           5          None
c/o James Advantage Funds        Since 1997                 of Logistics and Acquisitions Management,
1349 Fairground Road                                        Air Force Institute of Technology,
Beavercreek, Ohio 45385                                     Wright-Patterson AFB, Ohio
Age: 76

Leslie L. Brandon                Trustee                    Retired Partner, Ernst & Young, LLP,          5          None
c/o James Advantage Funds        Since May 2003             Columbus, Ohio (1966 to 2000)
1349 Fairground Road
Beavercreek, Ohio 45385
Age: 64

Richard C. Russell               Trustee                    Richard C. Russell, Consultant, general       5          None
c/o James Advantage Funds        Since May 2003             business consulting (2002 to Present)
1349 Fairground Road                                        Dayton, Ohio
Beavercreek, Ohio 45385                                     President, The Danis Companies, real
Age: 60                                                     estate development and construction
                                                            (1983 to 2002)

Principal Officers:

Thomas L. Mangan                 Senior Vice President,     Vice President, James Investment             N/A         N/A
1349 Fairground Road             Chief Compliance Officer,  Research, Inc.
Beavercreek, Ohio 45385          Treasurer, Secretary and
Age: 56                          Chief Financial Officer
                                 since 1997


(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.
(2) Mr. James is an "interested person" of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment Adviser to the Trust.

Trustees' Compensation:

Name                              Compensation from the Fund        Total Compensation from Trust*
----                              --------------------------        ------------------------------
Barry R. James                              $    0                                 $     0
+ Leslie L. Brandon                         $5,833                                 $13,971
+Anthony P. D'Angelo                        $5,833                                 $13,971
+Richard C. Russell                         $5,833                                 $13,971

+ Member of Audit Committee. The Audit Committee is the only standing committee of the Board of Trustees. The Audit Committee's function is to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee held four regularly scheduled meetings during the fiscal year ended June 30, 2006.

* Amounts shown include payments made to the Trustees in the fiscal year ended June 30, 2006. The Trust does not pay any retirement benefits to the Trustees for their service.

                                           Trustees' Ownership of Trust Shares (as of December 31, 2005)*

                           Dollar Range                                                Dollar Range        Aggregate Dollar
                             of Equity          Dollar Range       Dollar Range          of Equity               Range
                           Securities in         of Equity           of Equity          Securities       of Equity Securities
                         Balanced: Golden        Securities         Securities      in Market Neutral        in Registered
Trustee                    Rainbow Fund      in Small Cap Fund    in Equity Fund           Fund           Investment Company
-------                    ------------      -----------------    --------------           ----           ------------------
Barry R. James             Over $100,000       Over $100,000       Over $100,000       Over $100,000         Over $100,000
Anthony P. D'Angelo        Over $100,000            None               None            $1 - $10,000          Over $100,000
Leslie L. Brandon          Over $100,000            None               None                None              Over $100,000
Richard C. Russell       $10,001 - $50,000          None               None                None            $10,001 - $50,000

      * The James Mid Cap Fund had not commenced operations as of December 31, 2005

               PROXY VOTING POLICIES OF THE TRUST AND THE ADVISER

      The Trust's Proxy Voting Policies and Procedures

      Pursuant to rules established by the Securities and Exchange Commission, under the 1940 Act, the Board of Trustees of the Trust has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for the Fund.

      The Fund exercises its proxy voting rights with regard to the companies in the Fund's investment portfolio, with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations.

      In general, the Board of Trustees of the Trust believes that the Adviser, which selects the individual companies that are part of the Fund's portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes.

      In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

      Summary of Adviser's Proxy Voting Guidelines

      The proxy voting decisions for issues not specifically addressed in the following summary are determined on a case-by-case basis. The Adviser has retained Egan Jones to vote proxies on behalf of the Trust in accordance with the Trust's and the Adviser's policies.

Election of Directors in Uncontested Elections

WITHHOLD votes for nominees who:

      o are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees
      o are inside directors and sit on the Audit, Compensation, or Nominating committees
      o are inside directors and the company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.
      o ignore a shareholder proposal that is approved by a majority of the shares outstanding.
      o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
      o fail to act on takeover offers where the majority of the shareholders have tendered their shares.
      o implement or renew a "dead-hand" or modified "dead-hand" poison pill.
      o     sit on more than four boards.

FOR responsible shareholder proposals calling for the company to name as directors only those who receive a majority of shareholder votes.

Independent Directors
FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that board's Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors. Case-by-case basis on proposals asking that the Chairman be independent.

Stock Ownership Requirements
AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits
AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits
AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability
AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions
AGAINST proposals regarding charitable contributions.

Proxy Contests (Contested Elections)

Ratifying Auditors
FOR proposals to ratify auditors, unless:

      Non-audit fees exceed 50% of total fees.
      Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election
AGAINST proposals to classify the board.

FOR proposals to repeal ("de-stagger") classified boards and to elect all directors annually.

Removal of Directors
AGAINST proposals that provide that directors may be removed only for cause.

FOR proposals to restore shareholder ability to remove directors with or without cause.

AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting
FOR proposals to eliminate cumulative voting.

Calling Special Meetings
AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Acting by Written Consent
AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board
FOR proposals to fix the size of the board.

AGAINST proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer Defenses

"Poison Pills"
FOR shareholder proposals that ask the company to submit its "poison pill" for shareholder ratification.

Fair Price Provisions
AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

"Greenmail"
FOR proposals to adopt anti-"greenmail" charter or bylaw amendments or otherwise restrict the company's ability to make "greenmail" payments.

Unequal Voting Rights
AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws
AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers
AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with "White Squire"
FOR shareholder proposals to require approval of "blank check preferred stock" issues for other than general corporate purposes.

Other Governance Proposals

Confidential Voting
FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access
FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Capital Structure

Common Stock Authorization
AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends
FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company's returns to shareholders.

Reverse Stock Splits
FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Preferred Stock
AGAINST proposals authorizing creation of new classes of "blank check preferred stock" (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights).

FOR proposals to create "blank check preferred stock" in cases when the company specifically states that the stock will not be used as a takeover defense.

FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

"Blank Check Preferred Stock"
FOR shareholder proposals to have placements of "blank check preferred stock" submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock
FOR management proposals to reduce the par value of common stock.

Debt Restructurings
FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs
FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Amendments that Place a Maximum limit on Annual Grants or Amend
Administrative Features
FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals
FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Approval of Cash or Cash & Stock Bonus Plans
FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation
FOR shareholder proposals requiring additional disclosure of officer and director compensation.

"Golden Parachutes" and "Tin Parachutes"
FOR shareholder proposals to have "golden and tin parachutes" submitted for shareholder ratification.

Employee Stock Ownership Plans (ESOPs)
FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans
FOR proposals to implement a 401(k) savings plan for employees.

Business Combinations and Corporate Restructurings

Appraisal Rights
FOR providing shareholders with appraisal rights.
Mutual Fund Proxies

Election of Directors
WITHHOLD votes for directors who:

      o are interested directors and sit on key board committees (Audit, Nominating or Compensation committees).
      o are interested directors and the company does not have one or more of the following committees: Audit, Nominating or Compensation.
      o attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.
      o ignore a shareholder proposal that is approved by a majority of shares outstanding.
      o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
      o     sit on more than 10 fund boards.
      o serve as Chairman but are not independent (e.g. serve as an officer of the fund's Adviser).

Investment Advisory Agreements

New Classes or Series of Shares
FOR creating new classes or series of shares.

Changing Fundamental Investment Objective to Non-fundamental
AGAINST proposals to change the fund's fundamental investment objective to non-fundamental.

Authorizing Board to Hire and Terminate Sub-Advisers without Shareholder
Approval
AGAINST authorizing the board to hire and terminate sub-Advisers without shareholder approval

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Shareholder Proposals

Independent Directors
FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board's Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR proposals asking that the Chairman be independent.

Establish Director Ownership Requirement

AGAINST establishing a director ownership requirement.

Social Issues

Energy and Environment
AGAINST on proposals that request companies to follow the CERES Principles.

FOR reports that seek additional information, particularly when it appears company has not adequately addressed shareholders' environmental concerns.

South Africa
AGAINST on proposals related to South Africa.

FOR reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland
AGAINST on proposals related to the MacBride Principles.

FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears company has not adequately addressed shareholder concerns.

Military Business
AGAINST on defense issue proposals.

FOR reports that seek additional information on military related operations, particularly when company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies
AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

FOR reports on international operating policy issues, particularly when it appears company has not adequately addressed shareholder concerns.

World Debt Crisis
AGAINST on proposals dealing with Third World debt.

FOR reports on Third World debt issues, particularly when it appears company has not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination
AGAINST on proposals regarding equal employment opportunities and discrimination.

FOR reports that seek additional information about affirmative action efforts, particularly when it appears company has been unresponsive to shareholder requests.

Animal Rights
AGAINST on proposals that deal with animal rights.

Product Integrity and Marketing
AGAINST on ceasing production of socially questionable products.

FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues
AGAINST on proposals regarding human resources issues.

FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.

      Trust Proxy Votes for 12 Months Ended June 30, 2006

      Information regarding how the Fund voted proxies related to portfolio securities during the 12-month period ended June 30, 2006 is available on the Trust's website at http://www.jamesfunds.com/proxy.aspx and on the Securities and Exchange Commission's website at http://www.sec.gov.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES.

      As of October 6, 2006, the officers and Trustees of the Fund as a group owned less than 1% of the then-outstanding shares of the Fund. An officer of the Trust is a co-trustee of the James Investment Research Profit Sharing Plan (the "Plan"). The percentage of shares of the Fund indicated in the preceding sentence includes shares in the officer's account in the Plan, but does not include any other shares of the Plan.

      As of October 6, 2006, the following persons owned of record, for the benefit of their respective customers, more than 5% of the outstanding voting shares of the Fund:

Name/Address                                                    Percentage Owned
------------                                                    ----------------

Charles Schwab & Co. Inc.                                                38.01%*
Special Custody Account FBO its Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services LLC                                           9.64%
FBO its Customers
200 Liberty Street, One
Manhattan, NY 10281

* May be deemed to control the Fund because it owned of record, for the benefit of others, more than 25% of the outstanding voting shares as of October 6, 2006.

                             THE INVESTMENT ADVISER

      James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301 (the "Adviser") supervises the Fund's investments pursuant to a Management Agreement (the "Management Agreement") subject to the approval of the Board of Trustees. Francis E. James is the controlling shareholder of the Adviser. The Management Agreement was effective for an initial two-year term and is renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Management Agreement provides that it will terminate automatically in the event of its assignment.

      As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly: (a) at the annual rate of 0.74% of the average value of its daily net assets for assets up to and including $500 million, (b) at the annual rate of 0.70% of the average value of its daily net assets for assets from $500 million up to and including $1 billion, (c) at the annual rate of 0.65% of the average value of its daily net assets for assets from $1 billion up to and including $2 billion, and (d) at the annual rate of 0.60% of the average value of its daily net assets for assets over $2 billion. For the fiscal year ended June 30, 2006, the Fund paid to the Adviser fees of $1,555,000. For the fiscal year ended June 30, 2005, the Fund paid to the Adviser fees of $747,217. For the fiscal year ended June 30, 2004, the Fund paid to the Adviser fees of $566,408.

      The Fund is responsible for the payment of all operating expenses of the Fund, including brokerage fees and commissions; taxes or governmental fees; interest fees and expenses of the non-interested person trustees; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's shareholders; the cost of printing or preparing statements, reports or other documents to shareholders; expenses of shareholders' meetings and proxy solicitations; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto.

      The Adviser retains the right to use the names "Balanced: Golden Rainbow," "James Advantage" or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "Balanced: Golden Rainbow," and "James Advantage" or any variation thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

      The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

                               PORTFOLIO MANAGERS

      The following charts list the Fund's portfolio managers, the number of their other managed accounts per investment category, the total pooled assets of managed accounts (not including the James Advantage Funds) and the beneficial ownership in the Fund(s) managed at the end of the June 30, 2006 fiscal year. Listed below the charts is (i) a description of accounts managed where the Advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers' compensation structure at the end of the June 30, 2006 fiscal year, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager, if any.

---------------------------------------------------------------------------------------------------------------------
Account Type                             # of        Total Assets by       # of Accounts by     Total Assets by
                                         Accounts    Type in $ millions    Type subject to      Type Subject to a
                                         by Type                           Performance Fee      Performance Fee ($MM)
---------------------------------------------------------------------------------------------------------------------
F.E. James, Ph.D.
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           14          95.4                  0                    0
---------------------------------------------------------------------------------------------------------------------
Barry R. James, CFA, CIC
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           31          251.5                 0                    0
---------------------------------------------------------------------------------------------------------------------
Ann M. Shaw, CFP
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           50          110                   0                    0
---------------------------------------------------------------------------------------------------------------------
Thomas L. Mangan, MBA
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           50          627.8                 0                    0
---------------------------------------------------------------------------------------------------------------------
David W. James, CFA
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           30          67.2                  0                    0
---------------------------------------------------------------------------------------------------------------------
R. Brian Culpepper, MBA
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           38          34.5
---------------------------------------------------------------------------------------------------------------------
Brian P. Shepardson, CFA, CIC
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           2           29                    0                    0
---------------------------------------------------------------------------------------------------------------------

* The "other pooled vehicle" is the James Market Neutral Limited Partnership and is the only investment vehicle managed by the Adviser with an incentive or performance based fee. The James Advantage Funds and the James Market Neutral Limited Partnership are team managed. Therefore, counting of these assets for each member of the team will result in asset totals greater than the total assets managed by the Adviser.

Securities Ownership of Portfolio Managers:

Dr. F. E. James, Ph.D.*

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced: Golden                                                                                       X
Rainbow
-------------------------------------------------------------------------------------------------------------------

Barry R. James, CFA, CIC*

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced: Golden                                                        X
Rainbow
-------------------------------------------------------------------------------------------------------------------

Ann M. Shaw, CFP*

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced: Golden                                                        X
Rainbow
-------------------------------------------------------------------------------------------------------------------

* F.E. James, Ph.D., Barry R. James and Ann M. Shaw are co-trustees of the James Investment Research Profit Sharing Plan (the "Plan"), and may each be deemed to beneficially own the shares owned by the Plan. Shares indicated as owned by Dr. James, Mr. James and Ms. Shaw, respectively, include shares in his or her account of the Plan, but do not include any other shares of the Plan.

Thomas L. Mangan, MBA

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced: Golden                                                        X
Rainbow
-------------------------------------------------------------------------------------------------------------------

David W. James, CFA

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced: Golden                                                        X
Rainbow
-------------------------------------------------------------------------------------------------------------------

R. Brian Culpepper, MBA

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced: Golden                              X
Rainbow
-------------------------------------------------------------------------------------------------------------------

Brian P. Shepardson, CFA, CIC

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced: Golden                              X
Rainbow
-------------------------------------------------------------------------------------------------------------------

Portfolio Manager Compensation. All portfolio managers are compensated in the following manner:

Salary: Determined at employment and periodically adjusted

Profit Sharing: The net, pre-tax profits of the Adviser are shared with all its employees based on a formula. Dr. F.E. James does not share in this bonus as he is the sole owner of the company.

Portfolio Manager's Bonus: An additional portion of the profits of the Adviser is awarded to portfolio managers. This is based on the value of the assets under management by that portfolio manager, the number of accounts managed and length of service with the Adviser; the longer the tenure, the greater the compensation.

Other bonuses: The Adviser may give additional bonuses at its sole discretion or upon the advice of its Board of Directors.

      A material conflict might arise in the management of the Small Cap Fund, the Mid Cap Fund or the James Balanced: Golden Rainbow versus the management of other accounts if the dollar value of smaller capitalization stock transactions were to grow to be so large as to cause significant price movements as portfolio managers acquire and liquidate positions. This conflict may arise because many of the Adviser's individually managed portfolios follow the same strategies as the Funds and hold the same securities. The Adviser uses limits in executing larger transactions and has adopted policies and procedures, such as aggregating mutual fund trades with private client transactions and average pricing to ensure that no fund or client has an advantage over other Funds or clients.

                         TRANSFER AGENT AND DISTRIBUTOR

      The Fund retains Integrated Investment Services, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 (the "Transfer Agent"), to serve as transfer agent, dividend paying agent and shareholder service agent. The Fund also retains the Transfer Agent to provide the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. The Fund paid the Transfer Agent for its services as administrator $123,818 for the fiscal year ended June 30, 2006, $69,212 for the fiscal year ended June 30, 2005 and $56,629 for the fiscal year ended June 30, 2004. The Fund also retains the Transfer Agent to provide the Fund with fund accounting services, including calculating the Fund's daily net asset value and necessary office equipment, personnel and facilities. The Fund paid the Transfer Agent for its services as fund accountant $43,000 for the fiscal year ended June 30, 2006, $32,500 for the fiscal year ended June 30, 2005 and $30,000 for the fiscal year ended June 30, 2004.

      The Fund retains IFS Fund Distributors, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 (the "Distributor"), to act as the exclusive agent for distribution of the Fund's shares. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Transfer Agent and the Distributor are subsidiaries of IFS Holdings, Inc.

      Certain officers of the Trust are also officers of Integrated Investment Services, Inc., the administrator, the Transfer Agent and accounting services agent for the Trust, or of IFS Fund Distributors, Inc., the Distributor.

                                 OTHER SERVICES

      The firm of Deloitte & Touche LLP has been selected as independent registered public accounting firm for the Trust for the fiscal year ending June 30, 2007. Deloitte & Touche performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian holds all cash and securities of the Fund (either in the Custodian's possession or in its favor through "book entry systems" authorized by the Trustee in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      The Adviser makes investment decisions for the Fund independently from those of the other accounts the Adviser manages; investments of the type the Fund may make, however, may also be made by those other accounts. When the Fund and one or more other accounts the Adviser manages are prepared to invest in, or desire to dispose of, the same security, the Adviser will allocate available investments or opportunities for sales in a manner the Adviser believes to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund and its other clients.

      The Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

      Orders for the same security for James Balanced; Golden Rainbow Fund and one of the other accounts the Adviser manages, placed at the same time by a portfolio manager will be aggregated. In addition, two or more portfolio managers may place orders for the same security, either to buy or sell, at the same time. These orders will also be aggregated if executed by an Adviser's trader at the same time through the same broker. Orders for trades in the Funds may be bunched, or aggregated with other clients, including limited partnerships. Bunched, or aggregated orders will be average priced and positions not 100 percent filled will be allocated on a pro-rata basis. These policies apply to all trades: establishing long positions, selling long positions, establishing short positions and closing out short positions. The policies do not require that all Fund trades be aggregated, especially in the case of portfolio maintenance trades or trades specific to a particular portfolio, such as the need to rebalance a portfolio, to raise cash or to invest new cash.

      The Fund paid brokerage commissions of $80,907 for the fiscal year ended June 30, 2006, $94,875 for the fiscal year ended June 30, 2005 and $60,416 for the fiscal year ended June 30, 2004.

      Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits Fund personnel to invest in securities for their own accounts. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                               SHARES OF THE FUND

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                          DETERMINATION OF SHARE PRICE

      The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Calculation of Share Price and Public Offering Price" in the Prospectus.

      Securities that are traded on any exchange are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ over-the-counter market are valued at their NASDAQ Official Closing Price ("NOCP") for all NASDAQ National Market (NNM) and NASDAQ SmallCap MarketSM securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the Fund calculates its net asset value) that materially affects a security's value, when the Adviser determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Funds may use pricing services to determine market value for securities.

      For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of the Fund, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

      Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. Trading of these securities may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the Fund's share price is not calculated. Therefore, the value of the portfolio of a fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

      The calculation of the share price of the Fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund's share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

                           ADDITIONAL TAX INFORMATION

Taxation of the Funds. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

      While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

      Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

                                DISTRIBUTION PLAN

      With respect to the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the 1940 Act (the "Plan"). The Plan provides for payment of fees to finance any activity that is principally intended to result in the sale of the Fund's shares subject to the Plan. Such activities are described in the Prospectus. Pursuant to the Plan, the Distributor may pay fees to brokers and others ("Financial Intermediaries") for such services. The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. The maximum amount payable by the Fund under the Plan are described in the Prospectus. Some Financial Intermediaries charge fees in excess of the amount available under the Plan, in which case the Adviser pays the additional fees.

      The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, approved the Plan, the Distribution Agreement, the Selling Agreements and the Service Agreements of the Fund by a vote cast in person at a meeting called for the purpose of voting on the Plans and such agreements and by the shareholders. Continuation of the Plan and the related agreements must be approved annually by the Trustees in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the Fund's outstanding shares. Any amendment increasing the maximum percentage payable under the Plan must be approved by a majority of the respective class' outstanding shares, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Board of Trustees, including a majority of the independent Trustees.

      Various state and federal laws limit the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event these laws are deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services. State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to federal law and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

      For the fiscal year ended June 30, 2006, the Fund incurred and paid, under the Plan on behalf of the Fund, the following expenses: advertising $158,833; printing and mailing of prospectuses $6,285; printing and mailing of advertisements $63,074; payments to broker-dealers and others for the sale or retention of Fund shares $255,768; payments to underwriters $1,256 and other expenses $31,664.

                              FINANCIAL STATEMENTS

      The financial statements and report of the independent registered public accounting firm required to be included herein are hereby incorporated by reference to the Annual Report of the James Advantage Funds for the year ended June 30, 2006.

                       STATEMENT OF ADDITIONAL INFORMATION

                                JAMES EQUITY FUND
                            JAMES MARKET NEUTRAL FUND
                               JAMES MID CAP FUND
                              JAMES SMALL CAP FUND


                                November 1, 2006


                                    Series of
                            The James Advantage Funds
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 1-800-995-2637


                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST.......................................................2
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................3
INVESTMENT LIMITATIONS........................................................14
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................17
TRUSTEES AND OFFICERS.........................................................18
PROXY VOTING POLICIES OF THE TRUST AND ADVISER................................19
PRINCIPAL HOLDERS OF VOTING SECURITIES........................................28
INVESTMENT ADVISER............................................................30
PORTFOLIO MANAGERS............................................................32
TRANSFER AGENT AND DISTRIBUTOR................................................35
OTHER SERVICES................................................................36
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................36
SHARES OF THE FUND............................................................38
DETERMINATION OF SHARE PRICE..................................................38
ADDITIONAL TAX INFORMATION....................................................39
DISTRIBUTION PLAN.............................................................40
FINANCIAL STATEMENTS..........................................................41

      This Statement of Additional Information ("SAI") is not a prospectus and should only be read in conjunction with the Prospectus of the James Small Cap Fund, the James Equity Fund, the James Market Neutral Fund and the James Mid Cap Fund dated November 1, 2006. A Prospectus and Annual Report can be obtained by writing the Transfer Agent at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling 888-99 JAMES (888-995-2637).

                            DESCRIPTION OF THE TRUST

      The James Equity Fund, James Market Neutral Fund, James Mid Cap Fund, and James Small Cap Fund (collectively the "Funds") were organized as series of The James Advantage Funds (the "Trust""). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 29, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of Funds currently authorized by the Trustees. James Investment Research, Inc. serves as each Fund's investment adviser (the "Adviser").

      Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders effected.

      Upon 60 days' prior written notice to shareholders, the Funds may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Funds, see "How to Purchase Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of the Funds' assets, see "Calculation of Share Price" in the Funds' Prospectus.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

      This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques it may use, as described in the Prospectus.

      A. Equity Securities.

      The Funds may invest in common stock, in addition to which, the Funds may invest in preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's").

      Each Fund may invest in the securities of any open-end, closed-end or exchange-traded investment company (another mutual fund), but may not own more than 3% of the outstanding securities of any investment company. Because other investment companies employ an investment adviser, such investments by a Fund may cause shareholders to bear duplicate fees.

      B. U.S. Government Obligations.

      The Funds may invest in U.S. Government obligations. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.

      C. Repurchase Agreements.

      The Funds may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government ("U.S. Government obligations"). A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

      D. Illiquid Securities.

      The portfolio of each Fund may invest up to 15% of its assets (valued at the purchase date) in illiquid securities. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, non-publicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under the Act. Where registration is required, the Funds may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Funds might obtain a less favorable price than the price it could have obtained when it decided to sell.

      E. Loans of Securities.

      Each Fund may lend portfolio securities with aggregate market value of up to one-third of the Fund's total assets (including collateral received from the loans). Under the lending policy authorized by the Board of Trustees, the borrower must agree to maintain collateral with the applicable Fund on a daily market-to-market basis in an amount at least equal to the value of the loaned securities. The Funds will continue to receive dividends or interest on the loaned securities and will be able to vote on any material matter affecting the loaned securities that the Adviser determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

      F. Borrowing and Leverage; Reverse Repurchase Agreements.

      The Funds may borrow from banks, from time to time on a temporary basis, up to 5% of their respective total assets, and the Funds may pledge assets in connection with such borrowings. The Funds also may engage in reverse repurchase agreements in which the Funds sell a security to another party, such as a bank, broker-dealer or other financial institution, and simultaneously agrees to buy it back later at a higher price. While a reverse repurchase agreement is outstanding, a Fund generally will direct its custodian to segregate cash and appropriate liquid assets to cover its obligations under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. A Fund aggregates reverse repurchase agreements with its bank borrowings for purposes of limiting borrowings to 5% of its net assets. The borrowing of securities for short sales is excluded for purposes of this limitation.

      If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Fund's objective would be to pursue investment opportunities with returns that exceed the cost of the borrowings. This leverage may exaggerate changes in a Fund's share value and the gains and losses on a Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

      G. Foreign Securities.

      The Funds may invest, without limitation, in foreign securities. Foreign fixed-income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies) and American depository receipts ("ADRs"). ADRs are certificates of ownership issued by a U.S. bank as a convenience to investors in lieu of the underlying shares which its holds in custody.

      There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

      H. Portfolio Turnover.

      Neither the Mid Cap Fund, the Small Cap Fund, nor the Equity Fund intends to purchase or sell securities for short term trading purposes. Each Fund may, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. The portfolio turnover rate is not expected to exceed 100% for the Mid Cap Fund, the Small Cap Fund or the Equity Fund, or 300% for the Market Neutral Fund. The Market Neutral Fund's higher turnover rate will result in correspondingly greater brokerage commission expenses and may result in the realization of additional capital gains for tax purposes.

      I. Investment Techniques Specific to The Market Neutral Fund.

      The James Market Neutral Fund may utilize various other investment strategies as described below ("Hedging Transactions"). Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing these investment strategies, the Fund may purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any techniques is a function of numerous variables including market conditions. The ability of the Fund to utilize these techniques successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

      These techniques have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such techniques would result in losses greater than if they had not been used. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of such techniques would reduce net asset value, and possibly income, and such losses can be greater than if the techniques had not been utilized.

General Characteristics of Options

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For example, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

      With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. While this type of arrangement allows the Fund greater flexibility to tailor an option to their needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

      The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures

      The Fund may enter into financial futures contracts, or purchase or sell put and call options on such futures, as a hedge against anticipated interest rate, currency or equity market changes, for duration management, and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such option.

      The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices

      The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss of an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

      The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income there from. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currency convertible into such currency other than with respect to proxy hedging as described below.

      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering to a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions

      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risk that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its competent transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

      Among the Hedging Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments

      The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed- income instruments are linked.

Risks of Hedging Transactions Outside the United States

      When conducted outside the United States, Hedging Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

      Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its Custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restriction, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the Custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

      Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract that obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high-grade assets equal to the amount of the Fund's obligation.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC-guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlement with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

                             INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental ("Fundamental"), that is, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Funds. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Funds means the lesser of (1) 67% or more of the outstanding shares of the Funds present at a meeting, if the holders of more than 50% of the outstanding shares of the Funds are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Funds. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered nonfundamental ("Nonfundamental").

      1. Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude each Fund from entering into reverse repurchase transactions, provided that each Fund has an asset coverage of 300% for all borrowings and repurchase commitments of each Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Funds' engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

      3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Funds may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Funds will not purchase or sell commodities except as described in the Prospectus and Statement of Additional Information. This limitation does not preclude the Funds from acquiring commodities as a result of ownership of securities or other investments; from entering into options, futures, currency, swap, cap, floor, collar or similar transactions; from investing in securities or other instruments backed by commodities; or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. Concentration. Each Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      8. Diversification. The Mid Cap Fund, the Small Cap Fund and the Market Neutral Fund will comply with the standards for diversification as required by the then-current 1940 Act, the rules and regulations promulgated thereunder and interpretations of the Securities and Exchange Commission or its staff.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      With respect to each Fund's diversification, the current standards require that each Fund may not purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or each Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

      Nonfundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Nonfundamental (see "Investment Limitations" above).

      1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      2. Borrowing. Each Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% its total assets are outstanding.

      3. Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. Options. The Funds will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

      5. Short Sales. The James Mid Cap Fund, the James Small Cap Fund and the James Equity Fund will not affect short sales of securities.

      6. Illiquid Securities. Each Fund will not invest more than 15% of its assets in securities that are restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities that cannot be disposed of within seven days in the ordinary course of business without taking a reduced price.

      7. 80% Investment Policy. The James Mid Cap Fund invests primarily in common stocks of mid capitalization companies, defined by the Adviser as those companies with market capitalizations of $1 billion up to $8 billion at the time of purchase. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in mid capitalization stocks, as defined above. The James Small Cap Fund invests primarily in common stocks of small capitalization companies, defined by the Adviser as those companies with market capitalizations of $1.5 billion or less at the time of purchase. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in small capitalization stocks, as defined above. The James Equity Fund invests primarily in common stocks. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities without regard to the market capitalization of the stock. Shareholders will be provided with at least 60 days' prior notice of any change in either of these policies. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:
"Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder. The Adviser, subject to the approval of the Board of Trustees, may change its foregoing definitions of small and large capitalization companies. Shareholders will be notified of any such change.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The following is a summary of the Funds' policies and procedures for disclosing the Funds' portfolio securities to any person requesting this information. No compensation will be received by the Fund, the Adviser, or any other party in connection with the disclosure of information about portfolio securities. The procedures prohibit the disclosure of portfolio holdings to persons outside the Adviser, the Funds' auditors or other service providers identified in the Prospectus except under the following conditions:

1) Routine shareholder reports filed quarterly with the SEC within 60 days after the quarter-end and routine shareholder reports distributed to shareholders within 60 days after the six-month end;
2) For use in preparing and distributing routine periodic reporting to market data agencies; and
3) For use in preparing and distributing routine shareholder reports, including disclosure to the Trust's independent public accounting firm, legal counsel, typesetter and printer.

      The Funds may provide their full holdings to various market data agencies as of the end of a calendar month. All other disclosures are made in accordance with the requests of the parties indicated above. Employees of the Adviser that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, the custodian of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis. In addition, certain unaffiliated brokers and market professionals involved in the execution of transactions for the Funds will by necessity have information on Fund holdings and are not covered under this policy.

      This prohibition covers only selective disclosures and does not prohibit a discussion of Fund holdings in a public format, such as a radio or television interview. These events are covered under the James Advantage Funds' Marketing Policies and Procedures.

      Certain products of the Adviser's private client business are very similar to portfolios of the Funds. Consultants which require holdings data on RFPs or on routine questionnaires submitted to the Adviser may have no confidentiality requirements and the Fund can not be assured in such cases that portfolio holdings disclosed to them will be kept confidential. Since the portfolios may be very similar to the Funds, completion of the questionnaire or RFP may constitute a selective disclosure. Also, the Funds have no assurance that market data agencies, such as Morningstar, will keep data provided to them confidential.

      Disclosure of portfolio holdings by the Adviser will be made to other service providers as deemed necessary in the execution of their responsibilities. Legal counsel will have access to portfolio holdings at any time, as will regulators such as the SEC or the NASD if requested. In other cases the Adviser will restrict holdings data to month end data with at least a 30 day lag.

      The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Chief Compliance Officer will report any perceived and unresolved conflict between the interests of shareholders and the interests of the Adviser, or any affiliates, to the Funds' Board of Trustees, which will make a determination that is in the best interests of shareholders.

                              TRUSTEES AND OFFICERS

      The Board of Trustees has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended June 30, 2006.

                                                                                                       Number of     Other
                                                                                                       Portfolios    Directorships
                                 Position(s)                                                           in Fund       Held by
                                 With Fund/                                                            Complex       Trustee Outside
Name/Address/                    Time Served/               Principal Occupation                       Overseen By   the Fund
Age                              Term of Office(1)          During Past 5 Years                        Trustee       Complex
Interested Trustees:

Barry R. James, CFA(2)           President and Trustee      Executive Vice President                      5          None
1349 Fairground Road             Since 1997                 (1985 to Present)
James Investment Research, Inc.
Beavercreek, Ohio 45385
Age: 49

Disinterested Trustees:

Anthony P. D'Angelo, D.B.A.      Trustee                    Professor Emeritus, Graduate School           5          None
c/o The James Advantage Funds    Since 1997                 of Logistics and Acquisitions Management,
1349 Fairground Road                                        Air Force Institute of Technology,
Beavercreek, Ohio 45385                                     Wright-Patterson AFB, Ohio
Age: 76

Leslie L. Brandon                Trustee                    Retired Partner, Ernst & Young, LLP,          5          None
c/o The James Advantage Funds    Since May 2003             Columbus, Ohio
1349 Fairground Road                                        (1966 to 2000)
Beavercreek, Ohio 45385
Age: 64

Richard C. Russell               Trustee                    Richard C. Russell, Consultant, general       5          None,
c/o The James Advantage Funds    Since May 2003             business consulting (2002 to Present)
1349 Fairground Road                                        Dayton, Ohio
Beavercreek, Ohio 45385                                     President, The Danis Companies, real estate
Age: 60                                                     development and construction (1983 to 2002)

Principal Officers:

Thomas L. Mangan                 Senior Vice President,     Vice President, James Investment              N/A        N/A
1349 Fairground Road             Chief Compliance Officer,  Research, Inc.
Beavercreek, Ohio 45385          Treasurer and Secretary
Age: 56                          and Chief Financial
                                 Officer since 1997

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified. 2 Mr. James is an "interested person" of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment adviser to the Trust.

Trustees' Compensation:

            Name               Compensation from     Compensation from      Compensation from       Total Compensation
            ----                 Small Cap Fund          Equity Fund        Market Neutral Fund         from Trust*
                                 --------------          -----------        -------------------         -----------
Barry R. James                       $    0                $    0                 $    0                  $    0
+ Leslie L. Brandon                  $3,125                $2,380                 $2,633                  $13,971
+Anthony P. D'Angelo                 $3,125                $2,380                 $2,633                  $13,971
+Richard C. Russell                  $3,125                $2,380                 $2,633                  $13,971

+ Member of Audit Committee. The Audit Committee is the only standing committee of the Board of Trustees. The Audit Committee's function is to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee held four regularly scheduled meetings during the fiscal year ended June 30, 2006.

* Amounts shown include payments made to the Trustees in the fiscal year ended June 30, 2006. The James Mid Cap Fund had not commenced operations as of June 30, 2006. The Trust does not pay any retirement benefits to the Trustees for their service.

                                           Trustees' Ownership of Trust Shares (as of December 31, 2005)*

                           Dollar Range                                                Dollar Range        Aggregate Dollar
                             of Equity          Dollar Range       Dollar Range          of Equity               Range
                          Securities in          of Equity           of Equity          Securities       of Equity Securities
                         Balanced: Golden        Securities         Securities      in Market Neutral        in Registered
Trustee                    Rainbow Fund      in Small Cap Fund    in Equity Fund           Fund           Investment Company
-------                    ------------      -----------------    --------------           ----           ------------------
Barry R. James             Over $100,000       Over $100,000       Over $100,000       Over $100,000         Over $100,000
Anthony P. D'Angelo        Over $100,000            None               None            $1 - $10,000          Over $100,000
Leslie L. Brandon          Over $100,000            None               None                None              Over $100,000
Richard C. Russell       $10,001 - $50,000          None               None                None            $10,001 - $50,000

      * The James Mid Cap Fund had not commenced operations as of December 31, 2005.

               PROXY VOTING POLICIES OF THE TRUST AND THE ADVISER

      The Trust's Proxy Voting Policies and Procedures

      Pursuant to rules established by the Securities and Exchange Commission, under the 1940 Act, the Board of Trustees of the Trust has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for the Fund.

      The Fund exercises its proxy voting rights with regard to the companies in the Fund's investment portfolio, with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations.

      In general, the Board of Trustees of the Trust believes that the Adviser, which selects the individual companies that are part of the Fund's portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes.

      In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

      Summary of Adviser's Proxy Voting Guidelines

      The proxy voting decisions for issues not specifically addressed in the following summary are determined on a case-by-case basis. The Adviser has retained Egan Jones to vote proxies on behalf of the Trust in accordance with the Trust's and the Adviser's policies.

Election of Directors in Uncontested Elections
WITHHOLD votes for nominees who:

      o are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.
      o are inside directors and sit on the Audit, Compensation, or Nominating committees.
      o are inside directors and the company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.
      o ignore a shareholder proposal that is approved by a majority of the shares outstanding.
      o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
      o fail to act on takeover offers where the majority of the shareholders have tendered their shares.
      o implement or renew a "dead-hand" or modified "dead-hand" poison pill.
      o     sit on more than four boards.

FOR responsible shareholder proposals calling for the company to name as directors only those who receive a majority of shareholder votes.

Independent Directors
FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that board's Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors. Case-by-case basis on proposals asking that the Chairman be independent.

Stock Ownership Requirements
AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits
AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits
AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability
AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions
AGAINST proposals regarding charitable contributions.

Proxy Contests (Contested Elections)

Ratifying Auditors
FOR proposals to ratify auditors, unless:
      Non-audit fees exceed 50% of total fees.
      Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election
AGAINST proposals to classify the board.

FOR proposals to repeal ("de-stagger") classified boards and to elect all directors annually.

Removal of Directors
AGAINST proposals that provide that directors may be removed only for cause.

FOR proposals to restore shareholder ability to remove directors with or without cause.

AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting
FOR proposals to eliminate cumulative voting.

Calling Special Meetings
AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Acting by Written Consent
AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board FOR proposals to fix the size of the board.

AGAINST proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer Defenses

"Poison Pills"
FOR shareholder proposals that ask the company to submit its "poison pill" for shareholder ratification.

Fair Price Provisions
AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

"Greenmail"
FOR proposals to adopt anti-"greenmail" charter or bylaw amendments or otherwise restrict the company's ability to make "greenmail" payments.

Unequal Voting Rights
AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws
AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers
AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with "White Squire"
FOR shareholder proposals to require approval of "blank check preferred stock" issues for other than general corporate purposes.

Other Governance Proposals

Confidential Voting
FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access
FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Capital Structure

Common Stock Authorization
AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends
FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company's returns to shareholders.

Reverse Stock Splits
FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Preferred Stock
AGAINST proposals authorizing creation of new classes of "blank check preferred stock" (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights.

FOR proposals to create "blank check preferred stock" in cases when the company specifically states that the stock will not be used as a takeover defense.

FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

"Blank Check Preferred Stock"
FOR shareholder proposals to have placements of "blank check preferred stock" submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock
FOR management proposals to reduce the par value of common stock.

Debt Restructurings
FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs
FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Amendments that Place a Maximum limit on Annual Grants or Amend
Administrative Features
FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals
FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Approval of Cash or Cash & Stock Bonus Plans
FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation
FOR shareholder proposals requiring additional disclosure of officer and director compensation.

"Golden Parachutes" and "Tin Parachutes"
FOR shareholder proposals to have "golden and tin parachutes" submitted for shareholder ratification.

Employee Stock Ownership Plans (ESOPs)
FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans
FOR proposals to implement a 401(k) savings plan for employees.

Business Combinations and Corporate Restructurings

Appraisal Rights
FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors
WITHHOLD votes for directors who:

      o are interested directors and sit on key board committees (Audit, Nominating or Compensation committees).
      o are interested directors and the company does not have one or more of the following committees: Audit, Nominating or Compensation.
      o attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.
      o ignore a shareholder proposal that is approved by a majority of shares outstanding.
      o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
      o     sit on more than 10 fund boards.
      o serve as Chairman but are not independent (e.g. serve as an officer of the fund's Adviser).

Investment Advisory Agreements

New Classes or Series of Shares
FOR creating new classes or series of shares.

Changing Fundamental Investment Objective to Non-fundamental
AGAINST proposals to change the fund's fundamental investment objective to non-fundamental.

Authorizing Board to Hire and Terminate Sub-advisors without Shareholder
Approval
AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Shareholder Proposals

Independent Directors
FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board's Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors. FOR proposals asking that the Chairman be independent.

Establish Director Ownership Requirement
AGAINST establishing a director ownership requirement.

Social Issues

Energy and Environment
AGAINST on proposals that request companies to follow the CERES Principles.

FOR reports that seek additional information, particularly when it appears company has not adequately addressed shareholders' environmental concerns.

South Africa
AGAINST on proposals related to South Africa.

FOR reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland
AGAINST on proposals related to the MacBride Principles.

FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears company has not adequately addressed shareholder concerns.

Military Business
AGAINST on defense issue proposals.

FOR reports that seek additional information on military related operations, particularly when company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies
AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

FOR reports on international operating policy issues, particularly when it appears company has not adequately addressed shareholder concerns.

World Debt Crisis
AGAINST on proposals dealing with Third World debt.

FOR reports on Third World debt issues, particularly when it appears company has not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination
AGAINST on proposals regarding equal employment opportunities and discrimination.

FOR reports that seek additional information about affirmative action efforts, particularly when it appears company has been unresponsive to shareholder requests.

Animal Rights
AGAINST on proposals that deal with animal rights.

Product Integrity and Marketing
AGAINST on ceasing production of socially questionable products.

FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues
AGAINST on proposals regarding human resources issues.

FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.

      Trust Proxy Votes for 12 Months Ended June 30, 2006

      Information regarding how each of the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2006 is available on the Trust's website at http://www.jamesfunds.com/proxy.aspx and on the Securities and Exchange Commission's website at http://www.sec.gov.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

      As of October 6, 2006, the officers and Trustees of the Funds as a group owned less than 1% of the then-outstanding shares of the Small Cap Fund, 1.45% of the then-outstanding shares of the Equity Fund, 1.29% of the then-outstanding shares of the Market Neutral Fund and 10.66% of the then-outstanding shares of the Mid Cap Fund. An officer of the Trust is a co-trustee of the James Investment Research Profit Sharing Plan (the "Plan"). The percentages of shares of the Funds indicated in the first sentence of this paragraph include shares in the officer's account in the Plan, but do not include any other shares of the Plan.

      As of October 6, 2006, the following persons owned of record, for the benefit of their respective customers, more than 5% of the outstanding voting shares of the Small Cap Fund:

Name/Address                                                    Percentage Owned
------------                                                    ----------------

Charles Schwab & Co. Inc.                                                39.39%*
Special Custody Account FBO its Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services LLC                                          28.68%*
FBO its Customers
200 Liberty Street, One
Manhattan, NY 10281

* May be deemed to control the Fund because it owned of record, for the benefit of others, more than 25% of the outstanding voting shares as of October 6, 2006.

      As of October 6, 2006, the following persons owned more than 5% of the outstanding voting shares of the Equity Fund:

Name/Address                                                    Percentage Owned
------------                                                    ----------------

Charles Schwab & Co. Inc.                                                11.11%
Special Custody Account FBO its Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services LLC                                          14.94%
FBO its Customers
200 Liberty Street, One
Manhattan, NY 10281

F.E. James, Ph.D.*                                                        9.41%
P.O. Box 8
Alpha, Ohio 45301

James Investment Research Profit Sharing Plan                             5.04%
P.O. Box 8
Alpha, Ohio 45301

* F.E. James, Ph.D., Barry R. James and Ann M. Shaw are co-trustees of the James Investment Research Profit Sharing Plan (the "Plan"), and may each be deemed to beneficially own the shares owned by the Plan. Shares indicated as owned by F.E. James, Ph.D. include shares in his account of the Plan, but do not include any other shares of the Plan.

      As of October 6, 2006, the following persons owned more than 5% of the outstanding voting shares of the Market Neutral Fund:

Name/Address                                                    Percentage Owned
------------                                                    ----------------

Charles Schwab & Co. Inc.                                                23.92%
Special Custody Account FBO its Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services LLC                                          20.86%
FBO its Customers
200 Liberty Street, One
Manhattan, NY 10281

F.E. James, Ph.D.*                                                        7.79%
P.O. Box 8
Alpha, Ohio 45301

* F.E. James, Ph.D., Barry R. James and Ann M. Shaw are co-trustees of the James Investment Research Profit Sharing Plan (the "Plan"), and may each be deemed to beneficially own the shares owned by the Plan. Shares indicated as owned by F.E. James, Ph.D. include shares in his account of the Plan, but do not include any other shares of the Plan.

         As of October 6, 2006, the following persons owned more than 5% of the outstanding voting shares of the Mid Cap Fund:

Name/Address                                                    Percentage Owned
------------                                                    ----------------

James Investment Research Profit Sharing Plan*                           69.80%
P.O. Box 8
Alpha, Ohio 45301

Iris R James Trust*                                                      11.66%
P.O. Box 8
Alpha, Ohio 45301

F.E. James, Ph.D.*                                                       56.34%
P.O. Box 8
Alpha, Ohio 45301

* The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under ss. 2(a)(9) of the Investment Company Act of 1940. F.E. James, Ph.D., Barry R. James and Ann M. Shaw are co-trustees of the James Investment Research Profit Sharing Plan (the "Plan"), and may each be deemed to beneficially own the shares owned by that Plan. Shares indicated as owned by F.E. James, Ph.D. include shares in his account of the Plan, but do not include any other shares of the Plan. F.E. James, Ph.D. may also be deemed to beneficially own shares owned by the Iris R. James Trust, which are also included in the shares indicated as being owned by F.E. James, Ph.D. As a result of his ownership of shares, F.E. James, Ph.D. may have the ability to control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the Management Agreement with the Fund's Adviser.

                             THE INVESTMENT ADVISER

      James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301 (the "Adviser") supervises the Funds' investments pursuant to Management Agreements between the Adviser and the Trust on behalf of each Fund, subject to the approval of the Board of Trustees. Francis E. James is the controlling shareholder of the Adviser. Each Management Agreement was effective for an initial two-year term and is renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the applicable Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. Each Management Agreement provides that it will terminate automatically in the event of its assignment.

      Under the terms of each Fund's Management Agreement, the Adviser manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage, taxes, interest (including dividend expense on securities sold short), fees and expenses of the non-interested person Trustees, 12b-1 fees and extraordinary expenses. As compensation for its management services and agreement to pay each Fund's expenses, each Fund is obligated to pay the Adviser a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates (minus the fees and expenses of the non-interested person Trustees incurred by the applicable Fund):

-----------------------------------------------------------------------------------------------------------------------------
                                                                 EQUITY, MID CAP AND SMALL
                ASSETS                                                   CAP FUNDS                 MARKET NEUTRAL FUND
-----------------------------------------------------------------------------------------------------------------------------
Up to and including $500 million                                            1.25%                          1.70%
-----------------------------------------------------------------------------------------------------------------------------
From $500 million up to and including $1 billion                            1.20%                          1.65%
-----------------------------------------------------------------------------------------------------------------------------
From $1 billion up to and including $2 billion                              1.15%                          1.60%
-----------------------------------------------------------------------------------------------------------------------------
Over $2 billion                                                             1.10%                          1.55%
-----------------------------------------------------------------------------------------------------------------------------

The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. Each Fund paid the Adviser the following amounts for each of the last three fiscal years:

                                     Fiscal Year Ended            Fiscal Year Ended            Fiscal Year Ended
                                      June 30, 2006*                June 30, 2005                June 30, 2004
Small Cap Fund                          $1,197,147                    $358,200                     $135,050
Market Neutral Fund                     $1,091,824                    $345,534                     $171,027
Equity Fund                             $  279,451                    $118,148                     $ 70,939

*     The James Mid Cap Fund had not commenced operations as of June 30, 2006.

      The Adviser retains the right to use the name "James" or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "James" or any variation thereof automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days written notice.

      The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

                               PORTFOLIO MANAGERS

      The following charts list the Funds' portfolio managers, the number of their other managed accounts per investment category, the total pooled assets of managed accounts (not including the James Advantage Funds) and the beneficial ownership in the Fund(s) managed at the end of the June 30, 2006 fiscal year. The James Mid Cap Fund had not commenced operations as of June 30, 2006. Listed below the charts is (i) a description of accounts managed where the advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers' compensation structure at the end of the June 30, 2006 fiscal year, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager, if any.

---------------------------------------------------------------------------------------------------------------------
Account Type                             # of        Total Assets by       # of Accounts by     Total Assets by
                                         Accounts    Type in $ millions    Type subject to      Type Subject to a
                                         by Type                           Performance Fee      Performance Fee ($MM)
---------------------------------------------------------------------------------------------------------------------
F.E. James, Ph.D.
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           14          95.4                  0                    0
---------------------------------------------------------------------------------------------------------------------
Barry R. James, CFA, CIC
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           31          251.5                 0                    0
---------------------------------------------------------------------------------------------------------------------
Ann M. Shaw, CFP
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           50          110                   0                    0
---------------------------------------------------------------------------------------------------------------------
Thomas L. Mangan, MBA
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           50          627.8                 0                    0
---------------------------------------------------------------------------------------------------------------------
David W. James, CFA
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           30          67.2                  0                    0
---------------------------------------------------------------------------------------------------------------------
R. Brian Culpepper, MBA
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           38          34.5
---------------------------------------------------------------------------------------------------------------------
Brian P. Shepardson, CFA, CIC
---------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.               6           548                   0                    0
---------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*        1           10                    1                    10
---------------------------------------------------------------------------------------------------------------------
Other Accounts                           2           29                    0                    0
---------------------------------------------------------------------------------------------------------------------

* The "other pooled vehicle" is the James Market Neutral Limited Partnership and is the only investment vehicle managed by the Adviser with an incentive or performance based fee. The James Advantage Funds and the James Market Neutral Limited Partnership are team managed. Therefore, counting of these assets for each member of the team will result in asset totals greater than the total assets managed by the Adviser.

Securities Ownership of Portfolio Managers:

Dr. F. E. James, Ph.D.*

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M       10,001-     50,001 -       100,001 -      500,001 -      Over
                                             50,000      100,000        500,000        1,000,000      $1MM
-------------------------------------------------------------------------------------------------------------------
Market Neutral                                                                                        X
-------------------------------------------------------------------------------------------------------------------
Small Cap                                                                                             X
-------------------------------------------------------------------------------------------------------------------
Equity                                                                                                X
-------------------------------------------------------------------------------------------------------------------

Barry R. James, CFA, CIC*

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Market Neutral                                                          X
-------------------------------------------------------------------------------------------------------------------
Small Cap                                                               X
-------------------------------------------------------------------------------------------------------------------
Equity                                                                  X
-------------------------------------------------------------------------------------------------------------------

Ann M. Shaw, CFP*

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Market Neutral                                                          X
-------------------------------------------------------------------------------------------------------------------
Small Cap                                                               X
-------------------------------------------------------------------------------------------------------------------
Equity                                                                  X
-------------------------------------------------------------------------------------------------------------------

* F.E. James, Ph.D., Barry R. James and Ann M. Shaw are co-trustees of the James Investment Research Profit Sharing Plan (the "Plan"), and may each be deemed to beneficially own the shares owned by the Plan. Shares indicated as owned by Dr. James, Mr. James and Ms. Shaw, respectively, include shares in his or her account of the Plan, but do not include any other shares of the Plan.

Thomas L. Mangan, MBA

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Market Neutral                                            X
-------------------------------------------------------------------------------------------------------------------
Small Cap                                                 X
-------------------------------------------------------------------------------------------------------------------
Equity                                                    X
-------------------------------------------------------------------------------------------------------------------

David W. James, CFA

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Market Neutral                                            X
-------------------------------------------------------------------------------------------------------------------
Small Cap                                                 X
-------------------------------------------------------------------------------------------------------------------
Equity                                                    X
-------------------------------------------------------------------------------------------------------------------

R. Brian Culpepper, MBA

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Market Neutral                                X
-------------------------------------------------------------------------------------------------------------------
Small Cap                                     X
-------------------------------------------------------------------------------------------------------------------
Equity                                        X
-------------------------------------------------------------------------------------------------------------------

Brian P. Shepardson, CFA, CIC

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Market Neutral                X
-------------------------------------------------------------------------------------------------------------------
Small Cap                     X
-------------------------------------------------------------------------------------------------------------------
Equity                        X
-------------------------------------------------------------------------------------------------------------------

Portfolio Manager Compensation. All portfolio managers are compensated in the following manner:

Salary: Determined at employment and periodically adjusted

Profit Sharing: The net, pre-tax profits of the adviser are shared with all its employees based on a formula. Dr. F.E. James does not share in this bonus as he is the sole owner of the company.

Portfolio Manager's Bonus: An additional portion of the profits of the adviser is awarded to portfolio managers. This is based on the value of the assets under management by that portfolio manager, the number of accounts managed and length of service with the adviser; the longer the tenure, the greater the compensation.

Other bonuses: The adviser may give additional bonuses at its sole discretion or upon the advice of its Board of Directors.

      A material conflict might arise in the management of the Small Cap Fund, the Mid Cap Fund or the James Balanced: Golden Rainbow versus the management of other accounts if the dollar value of smaller capitalization stock transactions were to grow to be so large as to cause significant price movements as portfolio managers acquire and liquidate positions. This conflict may arise because many of the Adviser's individually managed portfolios follow the same strategies as the Funds and hold the same securities. The Adviser uses limits in executing larger transactions and has adopted policies and procedures, such as aggregating mutual fund trades with private client transactions and average pricing to ensure that no fund or client has an advantage over other Funds or clients.

                         TRANSFER AGENT AND DISTRIBUTOR

      The Funds retain Integrated Investment Services, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 (the "Transfer Agent"), to serve as transfer agent, dividend paying agent and shareholder service agent.

      The Funds also retain the Transfer Agent to provide the Funds with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. The Adviser pays the Transfer Agent for its administration services on behalf of the Funds. The Adviser paid the Transfer Agent for its services as administrator on behalf of each Fund the following amounts for each of the last three fiscal years:

                                     Fiscal Year Ended            Fiscal Year Ended            Fiscal Year Ended
                                      June 30, 2006*+               June 30, 2005                June 30, 2004
Small Cap Fund                            $59,219                      $26,490                      $12,284
Market Neutral Fund                       $46,479                      $20,251                      $12,026
Equity Fund                               $20,145                      $12,827                      $12,000

*     The James Mid Cap Fund had not commenced operations as of June 30, 2006.

+ The dollar amounts listed for the fiscal year ended June 30, 2006 reflect Administrative fees paid from July 1, 2005 through May 31, 2006. Effective June 1, 2006 the Administrative, Fund Accounting and Transfer Agent fees were bundled together for The James Advantage Funds. The bundled dollar amount that was paid for Administrative, Fund Accounting and Transfer Agent fees for June 1 through June 30 of 2006 was $19,761, $9,397 and $4,009 for the Small Cap Fund, Market Neutral Fund and Equity Fund, respectively.

      The Funds also retain the Transfer Agent to provide the Funds with fund accounting services, including calculating the Funds' daily net asset value and necessary office equipment, personnel and facilities. The Adviser pays the Transfer Agent for its fund accounting services on behalf of the Funds. The Adviser paid the Transfer Agent for its services as fund accountant on behalf of each Fund the following amounts for each of the last three fiscal years:

                                     Fiscal Year Ended            Fiscal Year Ended            Fiscal Year Ended
                                      June 30, 2006*+               June 30, 2005                June 30, 2004
Small Cap Fund                            $29,000                      $25,500                      $24,000
Market Neutral Fund                       $27,000                      $24,000                      $24,000
Equity Fund                               $22,000                      $24,000                      $24,000

*     The James Mid Cap Fund had not commenced operations as of June 30, 2006.

+ The dollar amounts listed for the fiscal year ended June 30, 2006 reflect Fund Accounting fees paid from July 1, 2005 through May 31, 2006. Effective June 1, 2006 the Administrative, Fund Accounting and Transfer Agent fees were bundled together for The James Advantage Funds. The bundled dollar amount that was paid for Administrative, Fund Accounting and Transfer Agent fees for June 1 through June 30 of 2006 was $19,761, $9,397 and $4,009 for the Small Cap Fund, Market Neutral Fund and Equity Fund, respectively.

      The Funds retain IFS Fund Distributors, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 (the "Distributor"), to act as the exclusive agent for distribution of the Funds' shares. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Transfer Agent and the Distributor are subsidiaries of IFS Holdings, Inc.

      Certain officers of the Trust are also officers of Integrated Investment Services, Inc. (the administrator, the transfer agent and accounting services agent for the Trust), or of IFS Fund Distributors, Inc. (the distributor for the Trust).

                                 OTHER SERVICES

      The firm of Deloitte & Touche LLP has been selected as independent registered public accounting firm for the Trust for the fiscal year ending June 30, 2007. Deloitte & Touche LLP performs an annual audit of the Funds' financial statements and provides financial, tax and accounting consulting services as requested.

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Funds. The Custodian holds the cash and securities of the Funds (either in the Custodian's possession or in its favor through "book entry systems" authorized by the Trustee in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds. Merrill Lynch Prime Brokers is the custodian for the short positions of the Market Neutral Fund, and securities and cash held as the collateral for those short positions.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Funds' portfolio decisions and the placing of the Funds' portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Funds under the Agreement.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      The Adviser makes investment decisions for the Funds independently from those of the other accounts the Adviser manages; investments of the type the Funds may make, however, may also be made by those other accounts. When the Funds and one or more other accounts the Adviser manages are prepared to invest in, or desire to dispose of, the same security, the Adviser will allocate available investments or opportunities for sales in a manner the Adviser believes to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Fund. The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Funds and its other clients.

      Orders for the same security for one of the Funds and one of the accounts the Adviser manages, placed at the same time by a portfolio manager will be aggregated. In addition, two or more portfolio managers may place orders for the same security, either to buy or sell, at the same time. These orders will also be aggregated if executed by an Adviser's trader at the same time through the same broker. Orders for trades in the Funds may be bunched, or aggregated with other clients, including limited partnerships. Bunched or aggregated orders will be average priced and positions not 100 percent filled will be allocated on a pro-rata basis. These policies apply to all trades: establishing long positions, selling long positions, establishing short positions and closing out short positions. The policies do not require that all Fund trades be aggregated, especially in the case of portfolio maintenance trades or trades specific to a particular portfolio, such as the need to rebalance a portfolio, to raise cash or to invest new cash.

      The Funds paid brokerage commissions in the following amounts in the last three fiscal years:

                                     Fiscal Year Ended            Fiscal Year Ended            Fiscal Year Ended
                                      June 30, 2006*                June 30, 2005                June 30, 2004
Small Cap Fund                           $307,471                     $141,598                      $11,491
Market Neutral Fund                      $406,681                     $289,704                      $78,033
Equity Fund                               $34,934                      $16,573                      $12,086

*     The James Mid Cap Fund had not commenced operations as of June 30, 2006.

      Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits Fund personnel to invest in securities for their own accounts. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                               SHARES OF THE FUND

      The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Funds. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

                          DETERMINATION OF SHARE PRICE

      The price (net asset value) of the shares of the Funds is determined as of 4:00 p.m., eastern standard time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Calculation of Share Price" in the Prospectus.

      Securities that are traded on any exchange are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ over-the-counter market are valued at their NASDAQ Official Closing Price ("NOCP") for all NASDAQ National Market (NNM) and NASDAQ SmallCap MarketSM securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the Fund calculates its net asset value) that materially affects a security's value, when the Adviser determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Funds may use pricing services to determine market value for securities.

      For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of the Funds, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

      Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. Trading of these securities may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the Funds' share price is not calculated. Therefore, the value of the portfolio of a fund holding foreign securities may be significantly affected on days when shares of the Funds may not be purchased or redeemed.

      The calculation of the share price of the Funds holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Funds' share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

                           ADDITIONAL TAX INFORMATION

Taxation of the Funds. The James Mid Cap Fund intends to qualify, and the other Funds have qualified and intend to continue to qualify, as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

      While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remains qualified under Subchapter M, they will not be subject to federal income tax to the extent they distributes their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Funds to the extent they do not distribute at least 98% of their ordinary taxable income for a calendar year, plus 98% of their capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Funds intend to distribute their taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

      Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

      As of June 30, 2006, each Fund has the following capital loss carryforwards and "post-October" losses. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

                              Capital Loss Carryforward      "Post-October" Loss

Market Neutral Fund     $   82,513 (expires June 30, 2008)         $9,170,855
                        $  987,690 (expires June 30, 2012)
                        $  773,042 (expires June 30, 2013)
                        $  642,007 (expires June 30, 2014)
Equity Fund             $1,487,712 (expires June 30, 2010)         $        0
                        $  130,880 (expires June 30, 2011)
                        $  177,179 (expires June 30, 2012)

                                DISTRIBUTION PLAN

      With respect to each Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the 1940 Act of 1940 (the "Plans"). Each Plan provides for payment of fees to finance any activity that is principally intended to result in the sale of the Funds' shares subject to the Plans. Such activities are described in the Prospectus. Pursuant to the Plans, the Distributor may pay fees to brokers and others ("Financial Intermediaries") for such services. The Trustees expect that the adoption of the Plans will result in the sale of a sufficient number of shares so as to allow the Funds to achieve economic viability. It is also anticipated that an increase in the size of the Funds will facilitate more efficient portfolio management and assist the Funds in seeking to achieve its investment objective. The maximum amounts payable by the Funds under the Plans are described in the Prospectus. Some Financial Intermediaries charge fees in excess of the amount available under the Plan, in which case the Adviser pays the additional fees.

      The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plans or any related agreement, approved the Plans, the Distribution Agreement, the Selling Agreements and the Service Agreements of the respective Funds by a vote cast in person at a meeting called for the purpose of voting on the Plans and such agreements and by the shareholders on August 20, 1998 for the Small Cap Fund and the Market Neutral Fund, and on August 24, 1999 for the Equity Fund, and May 24, 2006 for the Mid Cap Fund. Continuation of the Plans and the related agreements must be approved annually by the Trustees in the same manner, and the Plans or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of a class' outstanding shares. Any amendment increasing the maximum percentage payable under a Plan must be approved by a majority of the respective Funds' outstanding shares, and all other material amendments to a Plan or any related agreement must be approved by a majority of the Board of Trustees, including a majority of the independent Trustees.

      Various state and federal laws limit the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event these laws are deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services. State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to federal law and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

      For the fiscal year ended June 30, 2006, The James Small Cap Fund incurred and paid, under the Plan on behalf of the Fund, the following expenses: advertising $36,273; printing and mailing of prospectuses $2,583; printing and mailing of advertisements $10,423; payments to broker-dealers and others for the sale or retention of Fund shares $194,330; payments to underwriters $1,248 and other expenses $21,473.

      For the fiscal year ended June 30, 2006, the James Equity Fund incurred and paid, under the Plan on behalf of the Fund, the following expenses: advertising $8,877; printing and mailing of prospectuses $2,380; printing and mailing of advertisements $5,875; payments to broker-dealers and others for the sale or retention of Fund shares $37,525; payments to underwriters $1,248 and other expenses $1,927.

      For the fiscal year ended June 30, 2006, the James Market Neutral Fund incurred and paid, under the Plan on behalf of the Fund, the following expenses: advertising $25,820; printing and mailing of prospectuses $1,523; printing and mailing of advertisements $20,968; payments to broker-dealers and others for the sale or retention of Fund shares $90,348; payments to underwriters $1,248 and other expenses $18,680.

      It should be noted that the Adviser absorbed significant additional expenses in many of these areas. These expenses were in excess of the Funds' 12b-1 Plan and not reimbursed to the Adviser.

                              FINANCIAL STATEMENTS

      The financial statements and reports of the independent registered public accounting firm required to be included herein are hereby incorporated by reference to the Annual Reports of the James Advantage Funds for the year and period ended June 30, 2006.

                                     PART C

                                OTHER INFORMATION

Item 23.    Exhibits:

      a.    Declaration of Trust

            Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement on October 6, 1997, is hereby incorporated by reference.

            Copy of Amendment No. 1 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement on October 6, 1997, is hereby incorporated by reference.

            Copy of Amendment No. 2 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement on October 6, 1997, is hereby incorporated by reference.

            Copy of Amendment No. 4 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4 on November 1, 1999, is hereby incorporated by reference.

            Copy of Amendment No. 9 to Registrant's Declaration of Trust is filed herewith.

      b.    Bylaws

            Copy of Registrant's Amended Bylaws, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 on September 2, 2005, is hereby incorporated by reference.

      c.    Not Applicable

      d.    (i)   Investment Advisory Agreement for The James Balanced: Golden
                  Rainbow Fund

                  o Copy of Registrant's Management Agreement with James Investment Research, Inc. for The James Balanced: Golden Rainbow Fund (f.k.a. The James Golden Rainbow Fund), which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on May 22, 1998, is hereby incorporated by reference.

                  o Copy of Registrant's Amendment to Management Agreement with James Investment Research, Inc. for the James
                        Balanced: Golden Rainbow Fund (f.k.a. The James Golden Rainbow Fund), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference.

            (ii)  Investment Advisory Agreement for The James Small Cap Fund

                  o Copy of Registrant's Management Agreement with James Investment Research, Inc. for The James Small Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on September 22, 1998, is hereby incorporated by reference.

                  o Copy of Registrant's Amendment to Management Agreement with James Investment Research, Inc. for the James Small Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference.

            (iii) Investment Advisory Agreement for The James Market Neutral
                  Fund

                  o Copy of Registrant's Management Agreement with James Investment Research, Inc. for The James Market Neutral Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on September 22, 1998, is hereby incorporated by reference.

                  o Copy of Registrant's Amendment to Management Agreement with James Investment Research, Inc. for the James Market Neutral Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference.

            (iv)  Investment Advisory Agreement for The James Equity Fund

                  o Copy of Registrant's Management Agreement with James Investment Research, Inc. for The James Equity Fund (f.k.a. The James Large Cap Plus Fund), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 1, 2000, is hereby incorporated by reference.

                  o Copy of Registrant's Amendment to Management Agreement with James Investment Research, Inc. for the James Equity Fund (formerly, The James Large Cap Plus Fund), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference.

            (v)   Investment Advisory Agreement for the James Mid Cap Fund

                  o Copy of Registrant's Management Agreement with James Investment Research, Inc. for the James Mid Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference..

      e. Underwriting Agreement between The James Advantage Funds and IFS Fund Distributors

            Copy of Registrant's Underwriting Agreement with IFS Fund Distributor's, Inc. (formerly, CW Fund Distributors, Inc.), which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on May 22, 1998, is hereby incorporated by reference.

      f.    Not Applicable

      g.    Custodian Agreement with Firstar Bank, N.A.

            Copy of Registrant's Agreement with the Custodian, Firstar Bank, N.A. (formerly, Star Bank, N.A.), which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on May 22, 1998, is hereby incorporated by reference.

            Copy of Registrant's Amendment to Agreement with the Custodian, U.S. Bank, N.A. (formerly, Firstar Bank, N.A.) is filed herewith.

      h.    (i)   First Amended And Restated Administration Agreement

            Copy of Registrant's First Amended And Restated Administration Agreement with Integrated Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on August 30, 2002, is hereby incorporated by reference.

            Copy of Registrant's Amendment to First Amended And Restated Administration Agreement with Integrated Investment Services, Inc. (formerly Integrated Fund Services) is filed herewith.

            (ii)  First Amended And Restated Accounting Services Agreement

            Copy of Registrant's First Amended And Restated Accounting Services Agreement with Integrated Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on August 30, 2002, is hereby incorporated by reference.

            Copy of Registrant's Amendment to First Amended And Restated Accounting Services Agreement with Integrated Investment Services, Inc. (formerly Integrated Fund Services) is filed herewith.

            (iii) First Amended And Restated Transfer, Dividend Disbursing,
                  Shareholder Service And Plan Agency Agreement

            Copy of Registrant's First Amended And Restated Transfer, Dividend Disbursing, Shareholder Service And Plan Agency Agreement with Integrated Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on August 30, 2002, is hereby incorporated by reference.

            Copy of Registrant's Amendment to First Amended And Restated Transfer, Dividend Disbursing, Shareholder Service And Plan Agency Agreement with Integrated Investment Services, Inc. (formerly Integrated Fund Services) is filed herewith.

            (iv) Copy of i-Compliance Services Agreement with Integrated Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 on September 2, 2005, is hereby incorporated by reference.

      i.    Opinion and Consent of Counsel

            (i) Copy of Opinion of Counsel, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference.

            (ii)  Consent is filed herewith.

      j.    Auditor Consent is filed herewith.

      k.    Not Applicable

      l.    Agreement Relating to Initial Capital

            Copy of Registrant's Agreement Relating to Initial Capital, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on May 22, 1998, is hereby incorporated by reference.

      m.    (i)   First-Amended Class A Plan of Distribution Pursuant to Rule
                  12b-1 for The Golden Rainbow Fund

            Copy of Registrant's First-Amended Class A Plan of Distribution Pursuant to Rule 12b-1 for The Golden Rainbow Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on August 30, 2002, is hereby incorporated by reference.

            (ii) Plans of Distribution Pursuant to Rule 12b-1 for The James Small Cap Fund

            Copy of Registrant's Plan of Distribution Pursuant to Rule 12b-1 for The James Small Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on September 22, 1998, is hereby incorporated by reference.

            (iii) Plans of Distribution Pursuant to Rule 12b-1 for The James
                  Market Neutral Fund

            Copy of Registrant's Plan of Distribution Pursuant to Rule 12b-1 for The James Market Neutral Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on September 22, 1998, is hereby incorporated by reference.

            (iv) First-Amended Class A Plan of Distribution Pursuant to Rule 12b-1 for The James Large Cap Plus Fund

            Copy of Registrant's First-Amended Class A Plan of Distribution Pursuant to Rule 12b-1 for The James Equity Fund (formerly, The James Large Cap Plus Fund), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on August 30, 2002, is hereby incorporated by reference.

            (v) Plan of Distribution Pursuant to Rule 12b-1 for the James Mid Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference.

      n.    Not Applicable

      o.    Not Applicable

            Not Applicable

      p.    (i)   Code of Ethics of The James Advantage Fund and James
                  Investment Research, Inc.

            Copy of Code of Ethics of The James Advantage Fund and James Investment Research, Inc., as amended August 25, 2005, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on April 13, 2006, is hereby incorporated by reference.

            (ii)  Code of Ethics of IFS Fund Distributors, Inc.

            Copy of Code of Ethics of IFS Fund Distributors, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 1, 2000, is hereby incorporated by reference.

      q.    (i)   Power of Attorney for Leslie L. Brandon

            Copy of Power of Attorney for Leslie L. Brandon, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 on November 3, 2003, is hereby incorporated by reference.

            (ii)  Power of Attorney for Anthony P. D'Angelo

            Copy of Power of Attorney for Anthony P. D'Angelo, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 on November 3, 2003, is hereby incorporated by reference.

            (iii) Power of Attorney for Richard C. Russell

            Copy of Power of Attorney for Richard C. Russell, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 on November 3, 2003, is hereby incorporated by reference.

Item 24.    Persons Controlled by or under Common Control with Registrant

            None

Item 25. Indemnification. Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and trustees as follows:

            SECTION 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

            SECTION 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code
            Section 1701.13(E), shall govern.

            SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

            Paragraphs 8 and 9 of the Registrant's Underwriting Agreement provides for indemnification of the Trust and its Principal Underwriter, IFS Fund Distributors, Inc., as follows:

            Paragraph 8. Indemnification of Trust. Underwriter agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a trustee, director, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Underwriter or any agent or employee of Underwriter or any other person for whose acts Underwriter is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust. Underwriter likewise agrees to indemnify and hold harmless the Trust and each such person in connection with any claim or in connection with any action, suit or proceeding which arises out of or is alleged to arise out of Underwriter's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares. The term "expenses" for purposes of this and the next paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with Underwriter's consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

            Paragraph 9. Indemnification of Underwriter. The Trust agrees to indemnify and hold harmless Underwriter and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Underwriter against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under this Agreement, for all of which exceptions Underwriter shall be liable to the Trust. The Trust will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification. In order that the indemnification provisions contained in this Paragraph 9 shall apply, it is understood that if in any case the Trust may be asked to indemnify Underwriter or any other person or hold Underwriter or any other person harmless, the Trust shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that Underwriter will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Trust. The Trust shall have the option to defend Underwriter and any such person against any claim which may be the subject of this indemnification, and in the event that the Trust so elects it will so notify Underwriter, and thereupon the Trust shall take over complete defense of the claim, and neither Underwriter nor any such person shall in such situation initiate further legal or other expenses for which it shall seek indemnification under this Paragraph 9. Underwriter shall in no case confess any claim or make any compromise in any case in which the Trust will be asked to indemnify Underwriter or any such person except with the Trust's written consent. Notwithstanding any other provision of this Agreement, Underwriter shall be entitled to receive and act upon advice of counsel (who may be counsel for the Trust or its own counsel) and shall be without liability for any action reasonably taken or thing reasonably done pursuant to such advice, provided that such action is not in violation of applicable federal or state laws or regulations.

      The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trust may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.    Business and Other Connections of Investment Advisor

      James Investment Research, Inc. is a registered investment advisor providing general investment advisory services to the series of The James Advantage Funds: The Golden Rainbow Fund, The James Small Cap Fund, The James Market Neutral Fund and The James Large Cap Plus Fund. James Investment Research, Inc. also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301.

      (1)   Francis E. James, Jr. - Chairman of James Investment Research, Inc.

      (2)   Barry R. James - President of James Investment Research, Inc.

            (a)   President and Trustee of The James Advantage Funds.

      (3) Ann Marie Shaw - Chief Operating Officer of James Investment Research, Inc.

      (4) Thomas L. Mangan - Senior Vice President and Chief Compliance Officer of James Investment Research, Inc.

            (a) Vice President, Treasurer, Chief Compliance Officer and Secretary of The James Advantage Funds.

      (5)   Suzanne Smith - Treasurer of James Investment Research, Inc.

      (6) David W. James - Vice President of Research of James Investment Research, Inc.

Item 27.    Principal Underwriter

      (a) IFS Fund Distributors, Inc. (the "Distributor") also acts as principal underwriter for other open-end investment companies: The Appleton Funds, Diamond Hill Funds, MMA Praxis Funds, The Westport Funds and The Caldwell & Orkin Funds, Inc.

      (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

                              Position                            Position
                              with                                with
         Name                 Distributor                         Registrant
         ----                 -----------                         ----------

Jill T. McGruder              Director                            None

Roy E. Rogers                 President                           None

Terrie A. Wiedenheft          Senior Vice President/              None
                              Chief Financial Officer/Treasurer

Jeffery G. Rutowski           Senior Vice President and Chief     None
                              Operating Officer

      (c)   Inapplicable

Item 28.    Locations of Accounts and Records

            The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office at 303 Broadway, Cincinnati, Ohio 45202. Certain records, including records relating to the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's investment advisors and custodians.

Item 29.    Management Services

            Not Applicable

Item 30.    Undertakings

            Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and the State of Ohio on the 31st day of October, 2006.

                                                   THE JAMES ADVANTAGE FUNDS

                                                   By: /s/ Barry R. James
                                                   Barry R. James
                                                   President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                Title                     Date

/s/ Barry R. James               Trustee and President        October 31, 2006
Barry R. James                   (principal executive
                                 officer)

/s/ Thomas L. Mangan             Treasurer,                   October 31, 2006
Thomas L. Mangan                 (principal financial and
                                 accounting officer)

Leslie L. Brandon*               Trustee

Anthony P. D'Angelo*             Trustee

Richard C. Russell*              Trustee


*By: /s/ Donald S. Mendelsohn
         Donald S. Mendelsohn
         Attorney-in-Fact
         October 30, 2006

                            POST-EFFECTIVE AMENDMENT

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
             EXHIBIT NAME                                        EXHIBIT NUMBER
--------------------------------------------------------------------------------
Amendment No. 9 to Declaration of Trust                          23.a
--------------------------------------------------------------------------------
Amendment to Agreement with Custodian                            23.g
--------------------------------------------------------------------------------
Amendment to Administration Agreement                            23.h.i
--------------------------------------------------------------------------------
Amendment to Accounting Services Agreement                       23.h.ii
--------------------------------------------------------------------------------
Amendment to Transfer Agency Agreement                           23.h.iii
--------------------------------------------------------------------------------
Consent of Counsel                                               23.i.ii
--------------------------------------------------------------------------------
Auditor Consent                                                  23.j
--------------------------------------------------------------------------------